UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

(Address of principal executive offices) (Zip code)

Salvatore Faia, President
c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

August 31, 2021

PENN CAPITAL FLOATING RATE INCOME FUND
(formerly, PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND)

PENN CAPITAL MID CAP CORE FUND
(formerly, PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND
(formerly, PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND)

PENN CAPITAL SHORT DURATION HIGH INCOME FUND
(formerly, PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND)

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

TABLE OF CONTENTS

Advisor’s Letter to Shareholders	1
Fund Summary	5
Disclosure of Fund Expenses	10
Fund	Schedule of Investments
Penn Capital Floating Rate Income Fund	12
Penn Capital Mid Cap Core Fund	18
Penn Capital Opportunistic High Income Fund	21
Penn Capital Short Duration High Income Fund	28
Penn Capital Special Situations Small Cap Equity Fund	33
Statements of Assets And Liabilities	36
Statements of Operations	38
Statements of Changes In Net Assets	40
Financial Highlights	44
Notes to the Financial Statements	48
Additional Information	62
Report of Independent Registered Public Accounting Firm	64
Trustees and Officers	65
Privacy Policy	69

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PENN CAPITAL FUNDS TRUST

Advisor’s Letter to Shareholders (Unaudited)

Dear Penn Capital Funds Shareholder:

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield (“HY”) and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

The following pages review the current market environment and provide additional insight into our funds and their performance over the past fiscal period beginning July 1, 2021 through August 31, 2021. Once again, I would like to thank you for your confidence in investing with us.

Overview

Capital markets experienced a strong recovery in the past 18 months with economic support from the Federal Reserve and the U.S. Treasury, as well as the three COVID-19 vaccine rollouts. Continuing jobless claims receded during the fiscal period. All these factors rallied the corporate credit market with HY credit spreads moving from an elevated status in mid-year 2020 to a tightening status in August 2021, signaling a low default outlook over the next 12-24 months. Over the past fiscal period, the equity market rallied as credit risk was reduced and economic prospects improved.

While the pandemic is an unprecedented event that caused disruption and business transformation, in our opinion, it has created three unique events: (1) some companies have benefitted from the pandemic with clear examples residing in the technology sector ranging from online meetings to online shopping. These beneficiaries will seek to lock in their gains by making the pandemic induced behavior changes permanent. Will behavior permanently change?; (2) most companies have successfully navigated the pandemic and have sales that are near pre-pandemic levels while enjoying solid margins due to reduced employee costs from reduced headcount and expense accounts. Can they lock in efficiency gains?; (3) certain industries were heavily impacted by the pandemic where recovery was delayed. Travel-related companies, such as cruise lines, are slowly ramping up operations as their customers have not enjoyed their services for at least 18 months. Is there pent-up demand or have customers found other forms of entertainment? As the pandemic recedes, investors are challenged with identifying which changes are sustainable versus transitory as they relate to business models.

We expect the COVID-19 pandemic to gradually recede over the next few months as vaccination rates rise and cases of severe disease subside. While a full economic reopening may not yet occur, we do see promise where individuals may gather with less health risk including workers returning to offices and children returning to schools. In the current environment, we believe cyclical companies have an opportunity to participate in a global recovery as such companies may also benefit from supportive credit markets and attractive valuations.

While we are optimistic today, risks remain to the ongoing recovery. Extended unemployment claim benefits are scheduled to roll off in September 2021 as the economy continues to slowly move toward normalization. A recent rise in COVID-19 cases associated with the Delta variant has delayed the expected return to the office; as such, to achieve fuller employment, children will also need to return to school. The unprecedented government support programs will need to slow down in the short term and cease in the intermediate term. The various stimulus packages have created the desired effect, but the potential pain of withdrawal is difficult to gauge. As always, and as the last 18 months have clearly demonstrated, unexpected events can radically shift the investing landscape in the future.

Performance

The following paragraphs provide more detailed information on the performance of our funds for the fiscal period July 1, 2021 through August 31, 2021, as well as selected holdings.

Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)

For the two-month fiscal period ended August 31, 2021, the Penn Capital Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a +0.32% return versus +0.31% for its benchmark, the S&P/LSTA BB Ratings Loan Index. The Floating Rate Income Fund is a more conservative strategy emphasizing BB-rated loans* with no triple-C rated or 2nd lien loan exposure.

The bank debt market lagged the HY market for the period as interest rates fell. Robust demand continued for floating rate bank debt with year-to-date retail inflows surpassing $32 billion as of August month end, well in excess of last year’s $27 billion full year outflow.

Quarterly net new issuance slowed to the lightest pace of the year, complementing those positive asset class inflows to create healthy supply & demand dynamics. The primary market experienced an increase in issuance earmarked for equity dividend payouts, a sign that issuers are responding to demand by more aggressively testing the market. The Floating Rate Income Fund’s exposure to HY bonds (held for liquidity purposes) slightly hindered performance as bonds underperformed loans in the period. The Floating Rate Income Fund’s underweight exposure to large liquid loans (a proxy for exchange-traded funds (“ETFs”)) caused a modest drag to performance.

Performance benefitted from strong security selection within Information Technology and pandemic-related recovery sectors, airlines in particular. The Floating Rate Income Fund benefitted from the performance of new issue credits as well. Security selection within the Consumer sector was a detractor. The Floating Rate Income Fund’s best performing loan was a commercial filter and paper manufacturer whose loan rallied on favorable operating results.

Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)

For the two-month fiscal period ended August 31, 2021, the Penn Capital Short Duration High Income Fund (the “Short Duration Fund”) generated a +0.41% return, slightly underperforming its benchmark, the ICE BofA 1-3 Year BB-Rated US Cash Pay HY Index, which returned +0.47%.

The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes triple C-rated bonds. The Short Duration Fund has historically underperformed the broad short duration market, which includes triple C-rated bonds, during low quality rallies (2021), and has historically outperformed during low quality sell-offs (2020).

Strong security selection within Metals and Telecommunications and REITs sectors added value, whereas the Energy sector was a net neutral contributor. An overweight to Recreation and Travel sectors detracted due to COVID-19 Delta variant concerns. Off-index yield curve positioning added value, as the 3+ year maturity bucket outperformed the 0-1 year maturity bucket. The Short Duration Fund’s loan allocation and its single-B rated bond allocation detracted.

Penn Capital Opportunistic High Income Fund (formerly, Penn Capital Multi-Credit High Income Fund)

For the two-month fiscal period ended August 31, 2021, the Penn Capital Opportunistic High Income Fund (the “Opportunistic High Income Fund”) generated a +0.43% return, underperforming the +0.90% return of its benchmark, the ICE BofA US HY Constrained Index.

An overweight to Leisure and Transportation sectors detracted from performance as concerns related to COVID-19 Delta variant slowed reopening activity. While the Energy sector was a net detractor overall, an independent natural gas producer was acquired in a credit-friendly transaction and resulted in strong performance contribution from the credit.

The Opportunistic High Income Fund added value by avoiding weakness within the Utilities sector coupled with strong security selection within the Metals and Transports sectors. Duration and yield curve positioning were not significant contributors during the period.

*

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from `AAA’, which is the highest grade, to `D’, which is the lowest grade. Investment-Grade refers to a bond considered investment grade if its credit rating is BBB- or higher. Below Investment grade refers to a security that is rated below investment grade.

Penn Capital Mid Cap Core Fund (formerly, Penn Capital Managed Alpha SMID Cap Equity Fund)

For the two-month fiscal period ended August 31, 2021, the Penn Capital Mid Cap Core Fund (the “Mid Cap Core Fund”) generated a +0.18% return slightly underperforming the +0.48% return of its benchmark, the Russell 2500™ Index. Best performing sectors during the period were the Healthcare and Consumer Discretionary sectors. Within the Healthcare sector, two biopharma processing companies continued to experience strong cash flows stemming from COVID-19 vaccine production. In the Materials sector, a lithium producer secured long term contracts to source high-end electric light vehicles. The sectors that hindered performance during the period were Information Technology and Consumer Staples. In the Information Technology sector, semiconductor suppliers were impacted due to iPhone 13 supply disruptions. In the Consumer Staples sector, a potato processor was impacted due to margin pressures as production and freight costs increased.

Penn Capital Special Situations Small Cap Equity Fund

For the two-month fiscal period ended August 31, 2021, the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a -0.86% return, outperforming the -1.45% return of its benchmark, the Russell 2000® Index. Top contributors in the period were the Information Technology and Communications Services sectors. Within the Information Technology sector, a provider of enterprise storage solutions reported stronger than expected 2nd quarter results as revenue growth accelerated and margins improved despite cost headwinds. In the Communications Services sector, a provider of in-flight internet connectivity systems raised its long-term revenue growth, operating margin, and free cash flow guidance amid record equipment sales that ultimately drove high margins via recurring services revenue.

The top detractors in the quarter were centered around the Industrials and Financial Services sectors. Within the Industrials sector, airlines and aerospace suppliers lagged as the Delta variant weighed on the air travel trends, particularly the recovery in business and international travel. In the Financial Services sector, a regional bank announced weaker core earnings power due to lower mortgage finance volumes and weak loan volumes.

Conclusion

We would like to take this opportunity to thank our shareholders for entrusting their investments with our firm. We do not take your faith in us for granted. Our team remains committed to focusing our efforts on behalf of our shareholders, and we value your continued confidence in our vision. We believe the Penn Capital Funds offer a product line-up that embodies our investment philosophy and dedicated research-driven process.

Looking Forward

This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in HY debt securities and equity securities of smaller and mid-sized companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Kirsten Hocker
President
Penn Capital Management Company, LLC

Past performance is no guarantee of future results. Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal period. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities. Portfolio holdings are subject to change at any time. Please see the Schedules of Investments provided in this report for the complete listing of each Fund’s holdings.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofA US High Yield Constrained Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%.

The ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofA US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

The S&P/LSTA BB Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

An investment cannot be made directly in an index.

PENN CAPITAL FLOATING RATE INCOME FUND

Fund Summary (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
$12,355
$12,268
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
Penn Capital Floating Rate Income Fund - Institutional Class Shares
S&P/LSTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

Average Annual Total Returns for the Periods Ended August 31, 2021	Two Months	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Floating Rate Income Fund
Institutional Class Shares	0.32%	5.16%	2.79%	3.43%	3.62%
S&P/LSTA BB Loan Index	0.31%	6.29%	3.34%	4.00%	4.23%(2)

(1)	Inception date is 11/30/15.

(2)	The return shown for the S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.37%, Net Expense Ratio: 0.64%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL MID CAP CORE FUND

FUND SUMMARY (UNAUDITED)

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$21,366
$19,770
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
Penn Capital Mid Cap Core Fund - Institutional Class Shares
Russell 2500™ Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

Average Annual Total Returns for the Periods Ended August 31, 2021	Two Months	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Mid Cap Core Fund
Institutional Class Shares	0.18%	34.44%(2)	10.34%	13.86%	12.58%
Russell 2500TM Index	0.48%	45.87%	13.09%	15.10%	14.11%(3)

(1)	Inception date is 11/30/15.

(2)	Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

(3)	The return shown for the Russell 2500™ Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 2.14%, Net Expense Ratio: 1.06%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
$15,267
$14,394
$13,740
Penn Capital Opportunistic High Income Fund - Institutional Class Shares
ICE BofAML US High Yield Constrained Index
50% ICE BofAML High Yield Constrained Index-50% S&P/SLTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

Average Annual Total Returns for the Periods Ended August 31, 2021	Two Months	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Opportunistic High Income Fund
Institutional Class Shares	0.43%	12.79%	5.38%	6.07%	6.53%
ICE BofAML US High Yield Constrained Index	0.90%	10.26%	6.78%	6.47%	7.64%(2)
50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index	0.60%	7.58%	4.83%	4.91%	5.69%(3)

(1)	Inception date is 11/30/15.

(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.

(3)	The return for the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 2.19%, Net Expense Ratio: 0.72%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
$12,069
$11,975
$11,242
07/17/2017
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
Penn Capital Short Duration High Incom Fund - Institutional Class Shares
ICE BofAML 1-3 Year BB US Cash Pay High Yield Index
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index

This chart assumes a hypothetical initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2021	Two Months	One Year	Three Years	Since Inception(1)
Penn Capital Short Duration High Income Fund
Institutional Class Shares	0.41%	5.63%	3.25%	2.88%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index	0.47%	5.73%	5.47%	4.66%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	0.51%	7.21%	4.72%	4.47%(3)

(1)	Inception date is 7/17/17.

(2)	The return shown for the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.

(3)

The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares. The ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Imdex is comprised of bonds within the ICE BofA High Yield Index whose ratings are at or between B1 through BB3, with maturities between 1 and 3 years.

Gross Expense Ratio: 1.17%, Net Expense Ratio: 0.54%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

FUND SUMMARY (UNAUDITED)

This chart assumes a hypothetical initial gross investment of $10,000 made on December 17, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

Average Annual Total Returns for the Periods Ended August 31, 2021	Two Months	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	-0.86%	87.57%(2)	17.46%	18.32%	17.90%
Russell 2000® Index	-1.45%	47.08%	10.75%	14.38%	14.46%(3)

(1)	Inception date is 12/17/15.

(2)	Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

(3)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 3.09%, Net Expense Ratio: 1.09%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL FUNDS TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE PERIOD FROM MARCH 1, 2021 TO AUGUST 31, 2021

Cost in Dollars of a $1,000 Investment

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from March 1, 2021 to August 31, 2021, and the impact of those costs on your investment.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-month period ended August 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in a Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Penn Capital Floating Rate Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 3/1/21	Ending Account Value (Based on Actual Returns and Expenses) 8/31/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 8/31/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,012.00	$3.25	$1,021.98	$3.26

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.64% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 184 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Mid Cap Core Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 3/1/21	Ending Account Value (Based on Actual Returns and Expenses) 8/31/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 8/31/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,059.30	$5.50	$1,019.86	$5.40

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 184 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Opportunistic High Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 3/1/21	Ending Account Value (Based on Actual Returns and Expenses) 8/31/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 8/31/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,040.10	$3.70	$1,021.58	$3.67

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 184 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Short Duration High Income Fund		Actual		Hypothetical
Share Class	Beginning Account Value 3/1/21	Ending Account Value (Based on Actual Returns and Expenses) 8/31/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 8/31/21	Expenses Paid During Period(1)
Institutional Class Shares	$1,000.00	$1,023.20	$2.75	$1,022.48	$2.75

(1)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.54% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 184 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Special Situations Small Cap Equity Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 3/1/21	Ending Account Value (Based on Actual Returns and Expenses) 8/31/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 8/31/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,131.50	$5.86	$1,019.71	$5.55

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 184 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Bank Loans: 87.1% (a)(b)
Advertising: 2.8%
Alchemy Copyrights LLC, 3.500% (1 Month US LIBOR + 3.000%), 3/10/28	$178,652	$178,206
Clear Channel Outdoor Holdings, Inc., 3.628%, 8/21/26
(3 Month US LIBOR + 3.500%)	245,000	239,049
(1 Month US LIBOR + 3.500%)	625	610
Terrier Media Buyer, Inc., 3.585% (1 Month US LIBOR + 3.500%), 12/17/26	197,010	195,747
Ziggo Financing Partnership, 2.595% (1 Month US LIBOR + 2.500%), 4/30/28	250,000	247,257
		860,869
Aerospace/Defense: 0.5%
Ducommun, Inc., 4.085%, 11/21/25
(1 Month US LIBOR + 4.000%)	124,977	125,914
(1 Month US LIBOR + 4.000%)	30,487	30,716
		156,630
Air Transportation: 1.7%
Allegiant Travel Co., 3.124% (3 Month US LIBOR + 3.000%), 2/5/24	342,477	339,624
American Airlines, Inc., 5.500% (3 Month US LIBOR + 4.750%), 3/10/28	200,000	205,812
		545,436
Auto Parts & Equipment: 1.0%
Dealer Tire LLC, 4.335%, 12/12/25
(1 Month US LIBOR + 4.250%)	45,202	45,067
(1 Month US LIBOR + 4.250%)	77,923	77,689
Truck Hero, Inc., 4.000% (1 Month US LIBOR + 3.250%), 1/19/28	199,500	198,552
		321,308
Brokerage: 0.5%
Victory Capital Holdings, Inc., 2.395% (3 Month US LIBOR + 2.250%), 7/1/26	158,792	157,039

Building Materials: 3.2%
CP Atlas Buyer, Inc., 4.250%, 11/23/27
(1 Month US LIBOR + 3.750%)	199,000	198,072
(1 Month US LIBOR + 3.750%)	500	498

	Principal	Value
LBM Acquisition LLC, 4.500% (3 Month US LIBOR + 3.750%), 12/18/27	$174,563	$171,900
LBM Acquisition LLC, 4.500% (1 Month US LIBOR + 3.750%), 12/18/27 (c)	38,889	38,296
Quikrete Holdings, Inc., 2.585% (1 Month US LIBOR + 2.500%), 1/31/27	380,740	376,031
White Cap Buyer LLC, 4.500% (1 Month US LIBOR + 4.000%), 10/19/27	198,500	198,532
		983,329
Building Products: 0.7%
Foundation Building Materials, Inc., 3.750%, 1/29/28
(1 Month US LIBOR + 3.250%)	204,488	202,486
(1 Month US LIBOR + 3.250%)	512	507
		202,993
Cable & Satellite TV: 3.6%
Altice France SA, 4.125% (3 Month US LIBOR + 4.000%), 8/14/26	237,465	236,574
Cogeco Communications USA II LP, 2.085% (1 Month US LIBOR + 2.000%), 1/4/25	242,997	240,287
DirecTV Financing LLC, 5.750% (1 Month US LIBOR + 5.000%), 7/22/27 (c)	200,000	199,886
Radiate Holdco LLC, 4.250% (1 Month US LIBOR + 3.500%), 9/25/26	199,000	198,457
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	239,820	239,307
		1,114,511
Chemicals: 3.7%
Axalta Coating Systems US Holdings, Inc., 1.897% (3 Month US LIBOR + 1.750%), 6/1/24	176,857	175,702
Gemini HDPE LLC, 3.500% (3 Month US LIBOR + 3.000%), 12/31/27	195,418	194,929
Hexion, Inc., 3.650% (3 Month US LIBOR + 3.500%), 7/1/26	245,000	244,591
Lummus Technology Holdings V LLC, 3.585% (1 Month US LIBOR + 3.500%), 6/30/27	199,001	197,800
Trinseo Materials Operating SCA, 2.585% (1 Month US LIBOR + 2.500%), 3/18/28	200,000	198,200

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Univar USA, Inc., 2.085% (1 Month US LIBOR + 2.000%), 11/22/26	$147,750	$146,562
		1,157,784
Diversified Capital Goods: 0.6%
EWT Holdings III Corp., 2.625% (1 Month US LIBOR + 2.500%), 3/10/28	200,000	198,312

Electric - Generation: 0.6%
Vistra Operations Co. LLC, 1.835%, 12/31/25
(1 Month US LIBOR + 1.750%)	38,518	38,009
(1 Month US LIBOR + 1.750%)	158,195	156,106
		194,115
Electronics: 0.2%
Cohu, Inc., 3.172% (1 Month US LIBOR + 3.000%), 10/1/25	74,693	73,993

Environmental: 0.6%
GFL Environmental, Inc., 3.500% (3 Month US LIBOR + 3.000%), 5/31/25	199,000	199,072

Food - Wholesale: 2.6%
American Seafoods Group LLC, 3.750%, 8/21/23
(1 Month US LIBOR + 2.750%)	156,774	156,383
(1 Month US LIBOR + 2.750%)	1,048	1,045
Bellring Brands LLC, 4.750% (1 Month US LIBOR + 4.000%), 10/21/24	243,061	243,707
Chobani LLC, 4.500% (1 Month US LIBOR + 3.500%), 10/23/27	198,500	198,625
Whole Earth Brands, Inc., 5.500% (3 Month US LIBOR + 4.500%), 6/25/25	199,500	198,379
		798,139
Forestry/Paper: 1.3%
Sabert Corp., 5.500% (1 Month US LIBOR + 4.500%), 12/10/26	191,925	191,445
Schweitzer-Mauduit International, Inc., 4.500% (1 Month US LIBOR + 3.750%), 2/23/28	200,000	199,500
		390,945
Gaming: 3.3%
Caesars Resort Collection LLC, 4.585% (1 Month US LIBOR + 4.500%), 7/20/25	198,500	198,768

	Principal	Value
CCM Merger, Inc., 4.500% (3 Month US LIBOR + 3.750%), 11/4/25	$173,818	$173,528
Playtika Holding Corp., 2.835% (1 Month US LIBOR + 2.750%), 3/5/28	199,500	198,662
Scientific Games International, Inc., 2.835% (1 Month US LIBOR + 2.750%), 8/14/24	266,556	264,010
The Enterprise Development Authority, 5.000% (1 Month US LIBOR + 4.250%), 2/19/28	197,500	197,747
		1,032,715
Gas Distribution: 2.8%
BCP Raptor LLC, 5.250% (1 Month US LIBOR + 4.250%), 6/30/24	198,958	197,024
Centuri Group, Inc., 3.000% (1 Month US LIBOR + 2.500%), 8/18/28 (c)	200,000	199,166
CQP Holdco LP, 4.250% (3 Month US LIBOR + 3.750%), 5/27/28	250,000	248,007
Stonepeak Lonestar Holdings LLC, 4.634% (3 Month US LIBOR + 4.500%), 10/19/26	230,026	230,553
		874,750
Health Care Providers & Services: 0.9%
Emerald TopCo, Inc., 3.628%, 7/25/26
(3 Month US LIBOR + 3.500%)	294,000	290,766
(1 Month US LIBOR + 3.500%)	750	742
		291,508
Health Facilities: 1.3%
ADMI Corp., 3.625% (1 Month US LIBOR + 3.125%), 12/23/27	199,500	196,549
Select Medical Corp., 2.340% (1 Month US LIBOR + 2.250%), 3/6/25	212,163	210,572
		407,121
Health Services: 2.6%
FC Compassus LLC, 5.000% (1 Month US LIBOR + 4.250%), 12/31/26	197,010	196,862
Gentiva Health Services, Inc., 2.875% (1 Month US LIBOR + 2.750%), 7/2/25	187,855	187,385
Option Care Health, Inc., 3.835% (1 Month US LIBOR + 3.750%), 8/6/26	221,130	220,632
PPD, Inc., 2.500% (1 Month US LIBOR + 2.000%), 1/6/28	199,500	198,860
		803,739

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Hotels: 1.3%
Hilton Grand Vacations LLC, 3.500% (1 Month US LIBOR + 3.000%), 5/20/28	$250,000	$249,437
Marriott Ownership Resorts, Inc., 1.835% (1 Month US LIBOR + 1.750%), 8/31/25	174,951	171,015
		420,452
Industrial Conglomerates: 0.8%
Deliver Buyer, Inc., 5.147% (3 Month US LIBOR + 5.000%), 5/1/24	243,664	243,969

Insurance Brokerage: 0.6%
Alliant Holdings Intermediate LLC, 4.250% (1 Month US LIBOR + 3.750%), 11/6/27	198,275	198,252

Investments & Miscellaneous Financial Services: 4.2%
Hightower Holding LLC, 4.750% (3 Month US LIBOR + 4.000%), 4/16/28	160,000	159,960
Hightower Holding LLC, 4.750% (3 Month US LIBOR + 4.000%), 4/16/28 (c)	40,000	39,990
Nexus Buyer LLC, 3.839% (1 Month US LIBOR + 3.750%), 11/8/26	246,250	245,546
Russell Investments US Institutional Holdco, Inc., 4.500%, 5/30/25
(3 Month US LIBOR + 3.500%)	139,876	139,658
(3 Month US LIBOR + 3.500%)	60,124	60,030
The Edelman Financial Engines Center LLC, 4.250% (1 Month US LIBOR + 3.500%), 7/19/25	194,750	193,607
TransUnion LLC, 1.835% (1 Month US LIBOR + 1.750%), 11/13/26	240,185	237,671
VeriFone Systems, Inc., 4.129% (3 Month US LIBOR + 4.000%), 8/20/25	242,619	233,693
		1,509,843
IT Services: 0.8%
NAB Holdings LLC, 4.000% (3 Month US LIBOR + 2.750%), 6/30/24	240,666	240,466

Machinery: 0.6%
Gates Global LLC, 3.250% (1 Month US LIBOR + 2.500%), 3/31/24	199,813	198,794

	Principal	Value
Media Content: 3.2%
Arches Buyer, Inc., 3.750% (1 Month US LIBOR + 3.250%), 12/6/27	$199,000	$197,010
CSC Holdings LLC, 2.345% (1 Month US LIBOR + 2.250%), 7/17/25	239,975	236,289
Cumulus Media New Holdings, Inc., 4.750% (3 Month US LIBOR + 3.750%), 3/31/26	151,358	150,818
The E.W. Scripps Co., 3.312% (1 Month US LIBOR + 2.563%), 5/1/26	244,642	243,609
The E.W. Scripps Co., 3.750% (1 Month US LIBOR + 3.000%), 12/15/27	180,250	179,924
		1,007,650
Metals/Mining Excluding Steel: 0.6%
American Rock Salt Co. LLC, 4.750%, (1 Month US LIBOR + 4.000%) 6/4/28	200,000	200,750

Multi-Line Insurance: 0.6%
HUB International Ltd., 2.875%, 4/25/25
(3 Month US LIBOR + 2.750%)	197,731	195,374
(1 Month US LIBOR + 2.750%)	511	505
		195,879
Packaging: 1.6%
Graham Packaging Co., Inc., 3.750% (1 Month US LIBOR + 3.000%), 8/4/27	195,442	194,491
Reynolds Group Holdings, Inc., 3.335%, 2/16/26
(1 Month US LIBOR + 3.250%)	46,066	45,732
(1 Month US LIBOR + 3.250%)	28,124	27,920
(1 Month US LIBOR + 3.250%)	124,810	123,905
Reynolds Group Holdings, Inc., 2.835%, 2/5/23
(1 Month US LIBOR + 2.750%)	58,490	58,115
(1 Month US LIBOR + 2.750%)	21,588	21,450
(1 Month US LIBOR + 2.750%)	13,179	13,094
		484,707
Personal & Household Products: 2.5%
Canada Goose, Inc., 4.250% (3 Month US LIBOR + 3.500%), 10/7/27	199,001	199,085
Froneri US, Inc., 2.335%, 1/31/27
(1 Month US LIBOR + 2.250%)	136,079	133,906
(1 Month US LIBOR + 2.250%)	61,921	60,932

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
HLF Financing Sarl LLC, 2.585% (1 Month US LIBOR + 2.500%), 8/16/25	$223,125	$221,371
Weber-Stephen Products LLC, 4.000%, 10/30/27
(1 Month US LIBOR + 3.250%)	159,000	158,967
(1 Month US LIBOR + 3.250%)	4,784	4,783
		779,044
Pharmaceuticals: 2.9%
Agiliti Health, Inc., 2.875% (1 Month US LIBOR + 2.750%), 1/4/26	246,222	244,530
Bausch Health Americas, Inc., 3.085% (1 Month US LIBOR + 3.000%), 6/1/25	223,713	222,839
Cambrex Corp., 4.250% (1 Month US LIBOR + 3.500%), 12/4/26	246,884	246,391
Greatbatch Ltd., 3.500% (1 Month US LIBOR + 2.500%), 10/27/22	191,740	191,465
		905,225
Printing & Publishing: 1.3%
Meredith Corp., 2.585% (1 Month US LIBOR + 2.500%), 1/31/25	228,738	227,372
Nielsen Finance LLC, 2.096% (1 Month US LIBOR + 2.000%), 10/4/23	176,692	176,422
		403,794
Recreation & Travel: 1.8%
Carnival Corp., 3.750% (3 Month US LIBOR +3.000%), 6/30/25	249,370	247,687
Life Time Fitness, Inc., 5.750% (3 Month US LIBOR + 4.750%), 6/10/22	94,326	93,789
SkyMiles IP Ltd., 4.750% (3 Month US LIBOR + 3.750%), 10/20/27	200,000	211,962
		553,438
Restaurants: 1.4%
IRB Holding Corp., 3.750% (6 Month US LIBOR + 2.750%), 2/5/25	243,829	242,839
IRB Holding Corp., 4.250% (3 Month US LIBOR + 3.250%), 12/15/27	199,000	198,751
		441,590
Software: 0.5%
SCS Holdings I, Inc., 3.585% (1 Month US LIBOR + 3.500%), 7/1/26	147,011	146,223

Software/Services: 7.9%
Avaya, Inc., 4.095% (1 Month US LIBOR + 4.000%), 12/15/27	200,000	200,028

	Principal	Value
Castle US Holding Corp., 3.897% (3 Month US LIBOR + 3.750%), 1/31/27	$197,917	$195,003
Cornerstone OnDemand, Inc., 3.338% (1 Month US LIBOR + 3.250%), 4/22/27	151,846	151,641
Endurance International Group Holdings, Inc., 4.250% (6 Month US LIBOR + 3.500%), 1/29/28	205,000	203,399
Fiserv Investment Solutions, Inc., 4.124% (3 Month US LIBOR + 4.000%), 2/18/27	198,000	197,753
Go Daddy Operating Co. LLC, 1.835%, 2/18/24
(1 Month US LIBOR + 1.750%)	51,116	50,637
(1 Month US LIBOR + 1.750%)	163,793	162,258
LogMeIn, Inc., 4.846%, 8/31/27
(1 Month US LIBOR + 4.750%)	116,083	115,629
(1 Month US LIBOR + 4.750%)	33,167	33,037
Match Group Holdings II LLC, 1.874% (3 Month US LIBOR + 1.750%), 2/13/27	200,000	197,950
PAE Holding Corp., 5.250% (3 Month US LIBOR + 4.500%), 10/19/27	195,272	194,930
Proofpoint, Inc., 3.750% (1 Month US LIBOR + 3.250%), 6/10/28 (c)	200,000	198,722
Rackspace Technology Global, Inc., 3.500% (3 Month US LIBOR + 2.750%), 2/9/28	199,500	197,276
SS&C Technologies Holdings Europe Sarl, 1.835% (1 Month US LIBOR + 1.750%), 4/16/25	80,443	79,172
SS&C Technologies, Inc., 1.835% (1 Month US LIBOR + 1.750%), 4/16/25	92,659	91,195
The Ultimate Software Group, Inc., 4.000% (3 Month US LIBOR + 3.250%), 5/3/26	198,503	198,503
		2,467,133
Specialty Retail: 8.2%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/8/23	291,141	289,686
BJ’s Wholesale Club, Inc., 2.097% (1 Month US LIBOR + 2.000%), 2/3/24	106,738	106,615
Calceus Acquisition, Inc., 5.621% (3 Month US LIBOR + 5.500%), 2/12/25	383,378	364,209

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
CNT Holdings I Corp., 4.500% (6 Month US LIBOR + 3.750%), 11/8/27	$199,500	$199,278
Jo-Ann Stores LLC, 5.500% (1 Month US LIBOR + 4.750%), 6/30/28	250,000	248,625
PetSmart, Inc., 4.500% (6 Month US LIBOR + 3.750%), 1/29/28	200,000	200,166
Savers, Inc., 6.500%, (3 Month US LIBOR + 5.750%) 3/26/28	200,000	201,916
Shutterfly LLC, 7.000% (1 Month US LIBOR + 5.000%), 10/1/26 (c)	80,000	79,750
Shutterfly LLC, 5.750% (1 Month US LIBOR + 5.000%) 10/1/26	330,000	328,970
Staples, Inc., 4.626% (3 Month US LIBOR + 4.500%), 9/12/24	210,234	203,576
The Michael’s Companies, Inc., 5.000% (1 Month US LIBOR + 4.250%), 4/9/28	200,000	200,000
Waystar Technologies, Inc., 4.085% (1 Month US LIBOR + 4.000%), 10/23/26	148,871	148,407
		2,571,198
Support - Services: 4.0%
Buzz Merger Sub Ltd., 2.835% (1 Month US LIBOR + 2.750%), 1/29/27	246,875	245,641
PetVet Care Centers LLC, 2.835% (1 Month US LIBOR + 2.750%), 2/14/25	316,199	311,718
Pike Corp., 3.090% (1 Month US LIBOR + 3.000%), 12/21/27	196,575	195,620
Prime Security Services Borrower LLC, 3.500%, 9/23/26
(6 Month US LIBOR + 2.750%)	101,565	101,342
(12 Month US LIBOR + 2.750%)	50,783	50,672
(12 Month US LIBOR + 2.750%)	50,783	50,672
(1 Month US LIBOR + 2.750%)	78,404	78,232
TruGreen LP, 4.750% (1 Month US LIBOR + 4.000%), 11/2/27	199,000	199,187
		1,233,084
Tech Hardware & Equipment: 3.7%
Asurion LLC, 3.335% (1 Month US LIBOR + 3.250%), 12/23/26	199,000	195,052
CommScope, Inc., 3.335% (1 Month US LIBOR + 3.250%), 4/4/26	195,758	193,360
Dell International LLC, 1.840% (1 Month US LIBOR + 1.750%), 3/13/24	213,312	213,046

	Principal	Value
Dell International LLC, 2.000% (1 Month US LIBOR + 1.750%), 9/19/25	$199,500	$198,908
Plantronics, Inc., 2.585% (1 Month US LIBOR + 2.500%), 7/2/25	182,092	177,654
Xperi Holding Corp., 3.585% (1 Month US LIBOR + 3.500%), 6/1/25	163,929	162,494
		1,140,514
Telecom - Satellite: 0.6%
Gogo Intermediate Holdings LLC, 4.500% (1 Month US LIBOR + 3.750%), 4/21/28 (c)	200,000	199,750

Telecom - Wireline Integrated & Services: 2.7%
CenturyLink, Inc., 2.335% (1 Month US LIBOR + 2.250%), 3/15/27	246,250	243,069
Cincinnati Bell, Inc., 4.250% (1 Month US LIBOR + 3.250%), 10/2/24	439,838	439,209
Consolidated Communications, Inc., 4.250% (1 Month US LIBOR + 3.500%), 10/2/27	142,801	142,775
		825,053
Theaters & Entertainment: 0.8%
Alterra Mountain Co., 2.835% (1 Month US LIBOR + 2.750%), 7/31/24	241,250	237,762
Total Bank Loans (cost $27,060,396)		27,169,190

Corporate Bonds: 5.8%
Automakers: 0.7%
Ford Motor Credit Co. LLC, 3.096%, 5/4/23	200,000	204,440

Consumer/Commercial/Lease Financing: 0.6%
Home Point Capital, Inc., 5.000%, 2/1/26 (d)	210,000	181,650

Food - Wholesale: 0.4%
KeHE Distributors LLC, 8.625%, 10/15/26 (d)	121,000	131,436

Gas Distribution: 0.7%
New Fortress Energy, Inc., 6.500%, 9/30/26 (d)	230,000	231,196

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Media Content: 1.0%
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26 (d)	$155,000	$160,975
Netflix, Inc., 5.875%, 11/15/28	114,000	141,360
		302,335
Oil Field Equipment & Services: 0.6%
Oceaneering International, Inc., 4.650%, 11/15/24	200,000	203,756

Real Estate Investment Trusts (REITs): 0.8%
Service Properties Trust, 4.950%, 10/1/29	240,000	237,600

Recreation & Travel: 1.0%
Carnival Corp., 7.625%, 3/1/26 (d)	300,000	318,782
Total Corporate Bonds (cost $1,788,338)		1,811,195

Short-Term Investment: 7.6%
U.S. Bank Money Market Deposit Account, 0.00% (e)	2,357,545	2,357,545
Total Short-Term Investment (cost $2,357,545)		2,357,545

Total Investments - 100.5% (cost $31,206,279)		31,337,930
Other Assets & Liabilities (0.5)%		(145,144)
Net Assets: 100.0%		$31,192,786

Percentages are stated as a percent of net assets.

(a)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(c)	All or a portion of this loan is unfunded. See Note 13.

(d)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2021, the value of these investments was $1,024,039, or 3.3% of total net assets.

(e)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of August 31, 2021.

Country Exposure (as a percentage of total investments)
United States	99.0%
Panama	1.0%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Shares	Value
Common Stocks: 94.6%
Aerospace & Defense: 1.1%
Mercury Systems, Inc. (a)	4,148	$208,976

Air Freight & Logistics: 2.1%
GXO Logistics, Inc. (a)	2,401	196,378
XPO Logistics, Inc. (a)	2,401	208,671
		405,049
Banks: 6.4%
People’s United Financial, Inc.	9,104	149,579
Pinnacle Financial Partners, Inc.	5,168	500,882
Texas Capital Bancshares, Inc. (a)	3,736	254,011
Western Alliance Bancorp	3,090	301,460
		1,205,932
Biotechnology: 4.0%
Exelixis, Inc. (a)	11,569	221,778
Halozyme Therapeutics, Inc. (a)	6,727	282,467
United Therapeutics Corp. (a)	1,132	243,244
		747,489
Building Products: 1.2%
Lennox International, Inc.	659	220,884

Chemicals: 5.1%
Axalta Coating Systems Ltd. (a)	9,751	297,795
CF Industries Holdings, Inc.	7,461	338,879
Livent Corp. (a)	13,184	327,886
		964,560
Commercial Services & Supplies: 2.0%
IAA, Inc. (a)	3,449	183,211
Steelcase, Inc. - Class A	14,181	199,810
		383,021
Construction Materials: 2.1%
Martin Marietta Materials, Inc.	1,057	402,981

Consumer Finance: 1.3%
LendingTree, Inc. (a)	1,429	238,114

Diversified Financial Services: 1.5%
Voya Financial, Inc.	4,394	285,522

Electrical Equipment: 1.6%
nVent Electric PLC	8,785	301,853

	Shares	Value
Energy Equipment & Services: 0.9%
TechnipFMC PLC (a)	25,290	$167,673

Food Products: 1.4%
Lamb Weston Holdings, Inc.	4,016	261,642

Health Care Equipment & Supplies: 2.0%
CONMED Corp.	2,884	378,785

Health Care Providers & Services: 1.0%
Quest Diagnostics, Inc.	1,204	184,007

Hotels, Restaurants & Leisure: 9.0%
MGM Resorts International	8,597	366,404
Norwegian Cruise Line Holdings Ltd. (a)	14,987	387,264
Planet Fitness, Inc. - Class A (a)	4,287	348,533
Six Flags Entertainment Corp. (a)	8,080	341,299
Vail Resorts, Inc. (a)	820	249,977
		1,693,477
Insurance: 6.5%
Arch Capital Group Ltd. (a)	7,298	299,948
Fidelity National Financial, Inc.	4,949	241,659
Lincoln National Corp.	5,839	400,847
Primerica, Inc.	1,822	278,657
		1,221,111
Interactive Media & Services: 2.4%
IAC/InterActiveCorp (a)	1,670	220,523
TripAdvisor, Inc. (a)	6,765	236,775
		457,298
IT Services: 4.6%
Alliance Data Systems Corp.	2,762	270,980
GoDaddy, Inc. - Class A (a)	3,714	272,273
Sabre Corp. (a)	29,034	326,052
		869,305
Life Sciences Tools & Services: 2.4%
Avantor, Inc. (a)	11,424	450,563

Machinery: 1.0%
Allison Transmission Holdings, Inc.	5,093	188,339

Marine: 1.6%
Kirby Corp. (a)	5,540	296,889

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Shares	Value
Media: 3.2%
Fox Corp. - Class B	6,976	$241,579
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	7,315	362,092
		603,671
Metals & Mining: 1.9%
Steel Dynamics, Inc.	5,339	360,329

Oil, Gas & Consumable Fuels: 3.3%
Diamondback Energy, Inc.	4,896	377,678
HollyFrontier Corp.	7,443	240,632
		618,310
Pharmaceuticals: 3.8%
Bausch Health Cos, Inc. (a)	12,776	372,165
Catalent, Inc. (a)	2,659	346,840
		719,005
Professional Services: 1.7%
TransUnion	2,709	329,225

Semiconductors & Semiconductor Equipment: 6.3%
Allegro MicroSystems, Inc. (a)	11,042	331,812
Skyworks Solutions, Inc.	2,471	453,330
Teradyne, Inc.	3,271	397,230
		1,182,372
Software: 2.9%
Five9, Inc. (a)	1,251	197,946
Tyler Technologies, Inc. (a)	707	343,390
		541,336
Specialty Retail: 4.8%
Burlington Stores, Inc. (a)	900	269,541
Five Below, Inc. (a)	1,624	345,604
Floor & Decor Holdings, Inc. - Class A (a)	2,364	291,481
		906,626
Technology Hardware, Storage & Peripherals: 1.5%
Western Digital Corp. (a)	4,657	294,322

Textiles, Apparel & Luxury Goods: 1.6%
PVH Corp. (a)	2,899	303,786

	Shares	Value
Trading Companies & Distributors: 2.4%
United Rentals, Inc. (a)	1,264	$445,750
Total Common Stocks (cost $12,024,021)		17,838,202

Real Estate Investment Trusts (REITs): 4.1%
Healthcare Trust of America, Inc. - Class A	8,659	262,627
MGM Growth Properties LLC - Class A	6,066	251,496
Pebblebrook Hotel Trust	11,987	264,074
Total REITs (cost $666,380)		778,197

Short-Term Investment: 1.5%
U.S. Bank Money Market Deposit Account, 0.00% (b)	277,430	277,430
Total Short-Term Investment (cost $277,430)		277,430

Total Investments - 100.2% (cost $12,967,831)		18,893,829
Other Assets and Liabilities (0.2)%		(34,135)
Net Assets: 100.0%		$18,859,694

Percentages are stated as a percent of net assets.

(a)	No distribution or dividend was made during the period ended August 31, 2021. As such, it is classified as a non-income producing security as of August 31, 2021.

(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of August 31, 2021.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Country Exposure (as a percentage of total investments)
United States	90.3%
Bermuda	5.2%
Canada	2.0%
Ireland	1.6%
United Kingdom	0.9%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Opportunistic High Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Asset Backed Security: 0.3%
Air Transportation: 0.3%
American Airlines 2015-1 Class A Pass Through Trust, 3.375%, 11/1/28	$52,623	$51.959
Total Asset Backed Security (cost $45,343)		51.959

Convertible Bonds: 2.5%
Auto Parts & Equipment: 0.7%
Meritor, Inc., 3.250%, 10/15/37	120,000	127,800

Cable & Satellite TV: 0.8%
DISH Network Corp., 3.375%, 8/15/26	145,000	151,250

Gas Distribution: 0.5%
Golar LNG Ltd., 2.750%, 2/15/22	95,000	93,753

Personal & Household Products: 0.5%
Tilray, Inc., 5.000%, 10/1/23	100,000	97,792
Total Convertible Bonds (cost $462,996)		470,595

Corporate Bonds: 90.8%
Advertising: 0.7%
Clear Channel Outdoor Holdings, Inc., 7.500%, 6/1/29 (a)	65,000	67,275
Midas OpCo Holdings LLC, 5.625%, 8/15/29 (a)	65,000	66,544
		133,819
Aerospace/Defense: 0.7%
Bombardier, Inc., 6.000%, 10/15/22 (a)	49,000	49,059
Triumph Group, Inc., 7.750%, 8/15/25	90,000	90,033
		139,092
Air Transportation: 2.5%
American Airlines Group, Inc., 5.000%, 6/1/22 (a)	130,000	131,137
American Airlines, Inc., 5.500%, 4/20/26 (a)	25,000	26,350
American Airlines, Inc., 5.750%, 4/20/29 (a)	25,000	26,997
American Airlines Group, Inc., 3.750%, 3/1/25 (a)	70,000	62,650

	Principal	Value
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 3/3/24	$36,742	$37,472
United Airlines Holdings, Inc., 6.500%, 6/20/27 (a)	40,000	43,454
United Airlines, Inc., 4.625%, 4/15/29 (a)	75,000	77,812
VistaJet Malta Finance PLC, 10.500%, 6/1/24 (a)	55,000	59,675
		465,547
Auto Parts & Equipment: 2.0%
American Axle & Manufacturing, Inc., 6.875%, 7/1/28	85,000	91,839
American Axle & Manufacturing, Inc., 5.000%, 10/1/29	50,000	49,985
The Goodyear Tire & Rubber Co., 5.000%, 7/15/29 (a)	20,000	21,147
The Goodyear Tire & Rubber Co., 5.250%, 7/15/31 (a)	65,000	69,534
The Goodyear Tire & Rubber Co., 7.000%, 3/15/28	55,000	62,838
Wheel Pros, Inc., 6.500%, 5/15/29 (a)	90,000	89,888
		385,231
Automakers: 1.1%
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28 (a)	200,000	205,690

Building & Construction: 2.7%
Ashton Woods USA LLC, 4.625%, 8/1/29 (a)	95,000	95,000
Ashton Woods USA LLC, 9.875%, 4/1/27 (a)	85,000	94,137
Beazer Homes USA, Inc., 7.250%, 10/15/29	130,000	143,813
Brookfield Residential Properties, Inc., 5.000%, 6/15/29 (a)	85,000	86,169
Taylor Morrison Communities, Inc., 5.125%, 8/1/30 (a)	90,000	98,458
		517,577
Building Materials: 0.9%
Installed Building Products, Inc., 5.750%, 2/1/28 (a)	90,000	94,725
White Cap Buyer LLC, 6.875%, 10/15/28 (a)	80,000	85,100
		179,825

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Cable & Satellite TV: 4.9%
Altice France SA/France, 5.125%, 7/15/29 (a)	$410,000	$414,518
CCO Holdings LLC, 4.500%, 8/15/30 (a)	135,000	141,056
CCO Holdings LLC, 4.500%, 5/1/32	135,000	141,055
DISH DBS Corp., 7.750%, 7/1/26	40,000	45,818
DISH DBS Corp., 5.125%, 6/1/29 (a)	70,000	69,649
DIRECTV Holdings LLC, 5.875%, 8/15/27 (a)	105,000	109,725
		921,821
Chemicals: 1.2%
Ashland LLC, 3.375%, 9/1/31 (a)	50,000	51,389
Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (a)	65,000	65,637
Venator Finance Sarl, 5.750%, 7/15/25 (a)	125,000	117,969
		234,995
Consumer/Commercial/Lease Financing: 2.6%
Enova International, Inc., 8.500%, 9/15/25 (a)	125,000	129,062
Home Point Capital, Inc., 5.000%, 2/1/26 (a)	100,000	86,500
Navient Corp., 6.750%, 6/25/25	45,000	50,175
Navient Corp., 4.875%, 3/15/28	60,000	61,050
OneMain Finance Corp., 6.625%, 1/15/28	25,000	28,856
Quicken Loans LLC, 3.875%, 3/1/31 (a)	135,000	138,100
		493,743
Department Stores: 1.9%
Macy’s Retail Holdings, Inc., 5.875%, 4/1/29 (a)	105,000	114,723
Neiman Marcus Group LLC, 7.125%, 4/1/26 (a)	225,000	238,219
		352,942
Diversified Capital Goods: 1.0%
Madison IAQ LLC, 5.875%, 6/30/29 (a)	130,000	133,088
Matthews International Corp., 5.250%, 12/1/25 (a)	50,000	51,247
		184,335
Electric - Generation: 1.7%
NRG Energy, Inc., 3.875%, 2/15/32 (a)	145,000	147,023
Talen Energy Supply LLC, 7.250%, 5/15/27 (a)	100,000	86,592

	Principal	Value
Sunnova Energy Corp., 5.875%, 9/1/26 (a)	$95,000	$95,684
		329,299
Electric - Inegrated: 0.4%
Leeward Renewable Energy Operations LLC, 4.250%, 7/1/29 (a)	70,000	71,432

Energy - Exploration & Production: 9.7%
Antero Resources Corp., 5.000%, 3/1/25	85,000	86,700
Antero Resources Corp., 8.375%, 7/15/26 (a)	104,000	117,780
Antero Resources Corp., 7.625%, 2/1/29 (a)	110,000	121,000
Antero Resources Corp., 5.375%, 3/1/30 (a)	25,000	25,436
Chesapeake Energy Corp., 5.875%, 2/1/29 (a)	90,000	96,075
Comstock Resources, Inc., 6.750%, 3/1/29 (a)	90,000	94,455
Comstock Resources, Inc., 5.875%, 1/15/30 (a)	65,000	65,175
Hess Corp., 7.300%, 8/15/31	220,000	299,185
Hilcorp Energy I LP, 6.250%, 11/1/28 (a)	80,000	82,671
Northern Oil and Gas, Inc., 8.125%, 3/1/28 (a)	205,000	212,944
Occidental Petroleum Corp., 5.550%, 3/15/26	140,000	156,100
Occidental Petroleum Corp., 6.450%, 9/15/36	100,000	125,000
Occidental Petroleum Corp., 5.875%, 9/1/25	60,000	67,504
Occidental Petroleum Corp., 5.500%, 12/1/25	45,000	50,175
SM Energy Co., 6.750%, 9/15/26	65,000	65,325
SM Energy Co., 6.500%, 7/15/28	35,000	35,170
Vine Energy Holdings LLC, 6.750%, 4/15/29 (a)	125,000	135,000
		1,835,695
Food - Wholesale: 4.5%
HLF Financing Sarl LLC, 7.875%, 9/1/25 (a)	45,000	48,834
HLF Financing Sarl LLC, 4.875%, 6/1/29 (a)	55,000	55,137
JBS USA LUX SA, 6.750%, 2/15/28 (a)	175,000	191,844

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
KeHE Distributors LLC, 8.625%, 10/15/26 (a)	$108,000	$117,315
Kraft Heinz Foods Co., 5.000%, 6/4/42	35,000	44,282
Kraft Heinz Foods Co., 5.500%, 6/1/50	160,000	213,397
Pilgrim’s Pride Corp., 4.250%, 4/15/31 (a)	85,000	91,531
Pilgrim’s Pride Corp., 3.500%, 3/1/32 (a)	35,000	35,747
Simmons Foods, Inc., 4.625%, 3/1/29 (a)	60,000	61,059
		859,146
Food & Drug Retailers: 1.2%
Rite Aid Corp., 8.000%, 11/15/26 (a)	100,000	103,115
SEG Holding LLC, 5.625%, 10/15/28 (a)	120,000	126,000
		229,115
Forestry/Paper: 0.8%
Mercer International, Inc., 5.125%, 2/1/29	90,000	90,691
Rayonier AM Products, Inc., 7.625%, 1/15/26 (a)	65,000	68,575
		159,266
Gaming: 3.2%
Affinity Gaming, 6.875%, 12/15/27 (a)	65,000	69,050
Boyd Gaming Corp., 4.750%, 12/1/27	140,000	144,375
CCM Merger, Inc., 6.375%, 5/1/26 (a)	65,000	68,575
Everi Holdings, Inc., 5.000%, 7/15/29 (a)	100,000	102,350
Penn National Gaming, Inc., 4.125%, 7/1/29 (a)	75,000	74,906
Scientific Games International, Inc., 8.625%, 7/1/25 (a)	135,000	145,744
		605,000
Gas Distribution: 3.3%
Antero Midstream Partners LP, 5.375%, 6/15/29 (a)	50,000	51,186
Blue Racer Midstream LLC, 6.625%, 7/15/26 (a)	40,000	41,700
Blue Racer Midstream LLC, 7.625%, 12/15/25 (a)	40,000	43,250
Crestwood Midstream Partners LP, 6.000%, 2/1/29 (a)	65,000	66,300
DCP Midstream Operating LP, 5.125%, 5/15/29	70,000	77,700

	Principal	Value
EQM Midstream Partners LP, 5.500%, 7/15/28	$45,000	$49,105
Harvest Midstream I LP, 7.500%, 9/1/28 (a)	45,000	47,470
New Fortress Energy, Inc., 6.750%, 9/15/25 (a)	125,000	126,875
New Fortress Energy, Inc., 6.500%, 9/30/26 (a)	60,000	60,312
Western Midstream Operating LP, 5.300%, 2/1/30	60,000	67,237
		631,135
Health Facilities: 1.8%
Community Health Systems, Inc., 6.875%, 4/1/28 (a)	125,000	123,994
Community Health Systems, Inc., 6.125%, 4/1/30 (a)	60,000	60,477
Mednax, Inc., 6.250%, 1/15/27 (a)	85,000	89,569
Tenet Healthcare Corp., 6.125%, 10/1/28 (a)	65,000	68,617
		342,657
Health Services: 0.9%
DaVita, Inc., 4.625%, 6/1/30 (a)	95,000	99,290
The Providence Service Corp., 5.875%, 11/15/25 (a)	60,000	63,750
		163,040
Hotels: 0.6%
Hilton Grand Vacations, Inc., 5.000%, 6/1/29 (a)	75,000	75,938
Hilton Grand Vacations, Inc., 4.875%, 7/1/31 (a)	45,000	44,606
		120,544

Investments & Miscellaneous Financial Services: 1.8%
Icahn Enterprises LP, 4.375%, 2/1/29	55,000	55,206
Icahn Enterprises LP, 6.250%, 5/15/26	105,000	110,644
Icahn Enterprises LP, 5.250%, 5/15/27	65,000	67,515
StoneX Group, Inc., 8.625%, 6/15/25 (a)	95,000	102,790
		336,155
Machinery: 0.6%
Titan International, Inc., 7.000%, 4/30/28 (a)	115,000	120,199

Media Content: 5.0%
AMC Networks, Inc., 4.750%, 8/1/25	90,000	92,250

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Audacy Capital Corp., 6.750%, 3/31/29 (a)	$60,000	$60,556
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26 (a)	96,000	99,701
Diamond Sports Group LLC, 5.375%, 8/15/26 (a)	105,000	69,678
Diamond Sports Group LLC, 12.750%, 12/1/26 (a)	28,000	19,600
Netflix, Inc., 5.875%, 11/15/28	136,000	168,640
Scripps Escrow II, Inc., 5.375%, 1/15/31 (a)	125,000	123,717
Scripps Escrow, Inc., 5.875%, 7/15/27 (a)	50,000	51,327
TEGNA, Inc., 5.000%, 9/15/29	90,000	95,279
Townsquare Media, Inc., 6.875%, 2/1/26 (a)	70,000	74,200
Univision Communications, Inc., 6.625%, 6/1/27 (a)	90,000	97,452
		952,400
Medical Products: 0.6%
AdaptHealth LLC, 6.125%, 8/1/28 (a)	115,000	122,475

Metals/Mining Excluding Steel: 3.6%
Century Aluminum Co., 7.500%, 4/1/28 (a)	145,000	153,700
Cleveland-Cliffs, Inc., 6.750%, 3/15/26 (a)	45,000	48,263
Freeport-McMoRan, Inc., 4.625%, 8/1/30	70,000	77,175
Taseko Mines Ltd., 7.000%, 2/15/26 (a)	120,000	123,427
Teck Resources Ltd., 6.250%, 7/15/41	130,000	173,081
Teck Resources Ltd., 5.200%, 3/1/42	85,000	102,083
		677,729
Oil Field Equipment & Services: 1.6%
Oceaneering International, Inc., 4.650%, 11/15/24	70,000	71,314
TechnipFMC PLC, 6.500%, 2/1/26 (a)	95,000	100,920
Weatherford International Ltd., 11.000%, 12/1/24 (a)	125,000	130,625
		302,859
Packaging: 0.7%
FXI Holdings, Inc., 12.250%, 11/15/26 (a)	60,000	68,338
Pactiv LLC, 7.950%, 12/15/25	60,000	68,100
		136,438

	Principal	Value
Personal & Household Products: 0.8%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25 (a)	$90,000	$95,800
Turning Point Brands, Inc., 5.625%, 2/15/26 (a)	50,000	52,525
		148,325
Pharmaceuticals: 0.5%
Bausch Health Companies, Inc., 5.000%, 2/15/29 (a)	100,000	93,378

Real Estate Development & Management: 1.3%
Kennedy-Wilson, Inc., 4.750%, 2/1/30	90,000	92,373
Realogy Group LLC, 5.750%, 1/15/29 (a)	140,000	146,517
		238,890
Real Estate Investment Trusts (REITs): 4.2%
HAT Holdings I LLC, 3.375%, 6/15/26 (a)	70,000	71,333
Hunt Cos, Inc., 5.250%, 4/15/29 (a)	100,000	98,000
Iron Mountain, Inc., 4.875%, 9/15/29 (a)	125,000	131,850
New Residential Investment Corp., 6.250%, 10/15/25 (a)	155,000	155,388
Service Properties Trust, 5.250%, 2/15/26	35,000	35,875
Service Properties Trust, 4.375%, 2/15/30	55,000	52,831
Service Properties Trust, 4.350%, 10/1/24	110,000	111,512
Service Properties Trust, 4.750%, 10/1/26	30,000	30,000
Starwood Property Trust, Inc., 5.500%, 11/1/23 (a)	100,000	104,875
		791,664
Recreation & Travel: 3.3%
Carnival Corp., 7.625%, 3/1/26 (a)	100,000	106,260
Carnival Corp., 4.000%, 8/1/28 (a)	50,000	50,260
Cedar Fair LP, 5.250%, 7/15/29	90,000	92,194
Life Time, Inc., 8.000%, 4/15/26 (a)	90,000	94,275
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	50,000	51,188
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25 (a)	140,000	151,375
Viking Cruises Ltd., 5.875%, 9/15/27 (a)	50,000	48,375

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Viking Cruises Ltd., 5.625%, 2/15/29 (a)	$30,000	$29,850
		623,777
Restaurants: 0.7%
Carrols Restaurant Group, Inc., 5.875%, 7/1/29 (a)	135,000	130,275

Software/Services: 1.6%
Avaya, Inc., 6.125%, 9/15/28 (a)	65,000	68,575
GoDaddy, Inc., 3.500%, 3/1/29 (a)	60,000	59,250
Shift4 Payments LLC, 4.625%, 11/1/26 (a)	65,000	67,420
Unisys Corp., 6.875%, 11/1/27 (a)	105,000	114,581
		309,826
Specialty Retail: 1.9%
Bath & Body Works, Inc., 9.375%, 7/1/25 (a)	30,000	38,813
Bath & Body Works, Inc., 6.625%, 10/1/30 (a)	20,000	23,050
Guitar Center, Inc., 8.500%, 1/15/26 (a)	95,000	101,175
Shutterfly, Inc., 8.500%, 10/1/26 (a)	180,000	195,300
		358,338
Steel Producers/Products: 0.4%
Commercial Metals Co., 3.875%, 2/15/31	70,000	71,641

Support - Services: 5.2%
Avis Budget Car Rental LLC, 5.250%, 3/15/25 (a)	71,000	72,242
Avis Budget Car Rental LLC, 5.375%, 3/1/29 (a)	45,000	47,250
H&E Equipment Services, Inc., 3.875%, 12/15/28 (a)	45,000	45,189
Pike Corp., 5.500%, 9/1/28 (a)	65,000	66,056
Pitney Bowes, Inc., 7.250%, 3/15/29 (a)	95,000	102,005
Sabre GLBL, Inc., 9.250%, 4/15/25 (a)	100,000	115,250
Sabre GLBL, Inc., 7.375%, 9/1/25 (a)	50,000	52,875
SRS Distribution, Inc., 6.125%, 7/1/29 (a)	100,000	103,750
Staples, Inc., 7.500%, 4/15/26 (a)	115,000	116,438
Staples, Inc., 10.750%, 4/15/27 (a)	60,000	58,500
The ADT Security Corp., 4.125%, 8/1/29 (a)	65,000	64,916

	Principal	Value
The ADT Security Corp., 4.875%, 7/15/32 (a)	$45,000	$45,672
United Rentals North America, Inc., 5.250%, 1/15/30	90,000	98,663
		988,806
Tech Hardware & Equipment: 2.8%
CommScope, Inc., 4.750%, 9/1/29 (a)	35,000	35,443
CommScope Technologies LLC, 6.000%, 6/15/25 (a)	102,000	103,734
Dell, Inc., 6.500%, 4/15/38	75,000	98,980
Dell International LLC, 8.100%, 7/15/36	55,000	84,354
Diebold Nixdorf, Inc., 8.500%, 4/15/24	60,000	61,275
Diebold Nixdorf, Inc., 9.375%, 7/15/25 (a)	45,000	49,444
NCR Corp., 5.125%, 4/15/29 (a)	95,000	98,499
		531,729
Telecom - Wireless: 0.4%
Sprint Capital Corp., 8.750%, 3/15/32	45,000	68,914

Telecom - Wireline Integrated & Services: 1.2%
Consolidated Communications, Inc., 6.500%, 10/1/28 (a)	60,000	65,625
Level 3 Financing, Inc., 3.625%, 1/15/29 (a)	75,000	72,750
Level 3 Financing, Inc., 3.750%, 7/15/29 (a)	20,000	19,500
Lumen Technologies, Inc., 5.375%, 6/15/29 (a)	70,000	71,878
		229,753
Transport Infrastructure/Services: 2.3%
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/29 (a)	70,000	72,275
Seaspan Corp., 5.500%, 8/1/29 (a)	100,000	102,250
Teekay Corp., 9.250%, 11/15/22 (a)	140,000	143,920
XPO CNW, Inc., 6.700%, 5/1/34	90,000	108,483
		426,928
Total Corporate Bonds (cost $16,624,389)		17,221,445

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Bank Loans: 2.8% (b)(c)
Aerospace/Defense: 0.2%
Ducommun, Inc., 4.085%, 11/21/25
(1 Month US LIBOR + 4.000%)	$28,634	$28,710
(1 Month US LIBOR + 4.000%)	6,985	7,117
		35,887

Air Transportation: 0.3%
Allegiant Travel Co., 3.124% (3 Month US LIBOR + 3.000%), 2/5/24	49,242	48,832

Gas Distribution: 0.4%
Eagleclaw Midstream Ventures LLC, 5.250% (3 Month US LIBOR + 4.250%), 6/30/24	84,557	83,735

Specialty Retail: 1.4%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/18/23	78,333	77,941
Calceus Acquisition, Inc., 5.621% (3 Month US LIBOR + 5.500%), 2/121/25	64,886	61,642
Gannett Holdings LLC, 7.750% (6 Month US LIBOR + 7.000%), 1/29/26	122,592	123,358
		262,941
Telecom - Satellite: 0.5%
Gogo Intermediate Holdings LLC, 4.500% (1 Month US LIBOR + 3.750%), 4/21/28 (d)	90,000	89,888
Total Bank Loans (cost $520,946)		521,283

	Shares	Value
Preferred Stock: 0.6%
Real Estate Investment Trusts (REITs)
Pebblebrook Hotel Trust	4,225	$115,638
Total Preferred Stock (cost $109,192)		115,638

Short-Term Investment: 2.4%
U.S. Bank Money Market Deposit Account, 0.00% (e)	459,788	459,788
Total Short-Term Investment (cost $459,788)		459,788

Total Investments - 99.4% (cost $18,222,654)		18,840,708
Other Assets and Liabilities 0.6%		118,057
Net Assets: 100.0%		$18,958,765

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2021, the value of these investments was $12,706,995, or 67.0% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	All or a portion of this loan is unfunded. See Note 13.

(e)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of August 31, 2021.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Country Exposure (as a percentage of total investments)
United States	85.5%
Canada	3.3%
Luxembourg	2.5%
France	2.2%
United Kingdom	1.6%
Bermuda	1.6%
Marshall Islands	1.3%
Panama	0.8%
Cayman Islands	0.6%
Malta	0.3%
Liberia	0.3%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Convertible Bond: 0.5%
Cable & Satellite TV: 0.5%
DISH Network Corp., 2.375%, 3/15/24	$235,000	$227,950
Total Convertible Bond (cost $225,758)		227,950

Corporate Bonds: 88.7%
Advertising: 0.5%
TripAdvisor, Inc., 7.000%, 7/15/25 (a)	210,000	222,096

Aerospace/Defense: 0.8%
Howmet Aerospace, Inc., 6.875%, 5/1/25	185,000	218,648
Triumph Group, Inc., 8.875%, 6/1/24 (a)	125,000	137,656
		356,304
Air Transportation: 1.8%
Allegiant Travel Co., 8.500%, 2/5/24 (a)	215,000	231,663
Delta Air Lines, Inc., 7.000%, 5/1/25 (a)	203,000	237,473
United Airlines, Inc., 4.375%, 4/15/26 (a)	95,000	98,553
United Airlines Holdings, Inc., 5.000%, 2/1/24	230,000	238,050
		805,739
Auto Parts & Equipment: 0.5%
The Goodyear Tire & Rubber Co., 9.500%, 5/31/25	195,000	216,021

Automakers: 5.2%
Ford Motor Co., 8.500%, 4/21/23	245,000	270,878
Ford Motor Co., 9.000%, 4/22/25	1,515,000	1,850,876
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/23 (a)	150,000	150,750
		2,272,504
Building & Construction: 1.2%
KB Home, 7.500%, 9/15/22	485,000	514,706

Building Materials: 0.4%
WESCO Distribution, Inc., 7.125%, 6/15/25 (a)	160,000	172,110

	Principal	Value
Cable & Satellite TV: 1.4%
CCO Holdings LLC, 5.750%, 2/15/26 (a)	$134,000	$137,852
CSC Holdings LLC, 5.250%, 6/1/24	193,000	208,199
DISH DBS Corp., 5.875%, 7/15/22	275,000	284,400
		630,451
Chemicals: 2.0%
Compass Minerals International, Inc., 4.875%, 7/15/24 (a)	195,000	202,556
Koppers, Inc., 6.000%, 2/15/25 (a)	125,000	128,125
Methanex Corp., 4.250%, 12/1/24	115,000	122,004
NOVA Chemicals Corp., 4.875%, 6/1/24 (a)	405,000	428,288
		880,973
Consumer/Commercial/Lease Financing: 5.0%
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/25 (a)	240,000	247,200
Navient Corp., 7.250%, 9/25/23	205,000	225,219
Navient Corp., 6.125%, 3/25/24	550,000	596,062
OneMain Finance Corp., 5.625%, 3/15/23	266,000	280,963
OneMain Finance Corp., 6.125%, 3/15/24	700,000	752,500
SLM Corp., 5.125%, 4/5/22	85,000	86,062
		2,188,006
Department Stores: 0.8%
Macy’s Retail Holdings, Inc., 3.625%, 6/1/24	70,000	72,625
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	258,000	262,515
		335,140
Electric - Generation: 0.3%
TerraForm Power Operating LLC, 4.250%, 1/31/23 (a)	110,000	113,025

Energy - Exploration & Production: 4.7%
Antero Resources Corp., 5.000%, 3/1/25	215,000	219,300
Continental Resources, Inc., 4.500%, 4/15/23	133,000	138,653
EQT Corp., 3.000%, 10/1/22	210,000	214,427
EQT Corp., 6.625%, 2/1/25	190,000	217,782
Occidental Petroleum Corp., 6.950%, 7/1/24	503,000	566,599
Ovintiv Exploration, Inc., 5.625%, 7/1/24	305,000	339,924

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Range Resources Corp., 5.000%, 3/15/23	$116,000	$118,967
Southwestern Energy Co., 4.100%, 3/15/22	225,000	225,563
		2,041,215
Food - Wholesale: 1.0%
HLF Financing Sarl LLC, 7.875%, 9/1/25 (a)	266,000	288,663
KeHE Distributors LLC, 8.625%, 10/15/26 (a)	148,000	160,765
		449,428
Forestry/Paper: 0.5%
Clearwater Paper Corp., 5.375%, 2/1/25 (a)	205,000	218,069

Gaming: 4.5%
MGM Growth Properties Operating Partnership, L.P., 5.625%, 5/1/24	455,000	495,950
MGM Resorts International, 7.750%, 3/15/22	1,210,000	1,250,837
Wynn Las Vegas LLC, 4.250%, 5/30/23 (a)	230,000	235,987
		1,982,774
Gas Distribution: 3.6%
AmeriGas Partners LP, 5.625%, 5/20/24	165,000	180,469
Buckeye Partners LP, 4.350%, 10/15/24	155,000	162,678
DCP Midstream Operating LP, 4.950%, 4/1/22	350,000	353,500
DCP Midstream Operating LP, 5.375%, 7/15/25	95,000	104,619
EnLink Midstream Partners LP, 4.400%, 4/1/24	187,000	194,517
EQM Midstream Partners LP, 4.750%, 7/15/23	147,000	153,835
New Fortress Energy, Inc., 6.750%, 9/15/25 (a)	220,000	223,300
Western Midstream Operating LP, 4.000%, 7/1/22	206,000	208,575
		1,581,493
Health Facilities: 1.9%
HCA, Inc., 5.375%, 2/1/25	200,000	225,250
Tenet Healthcare Corp., 4.625%, 7/15/24	110,000	111,513
Tenet Healthcare Corp., 7.500%, 4/1/25 (a)	450,000	481,500
		818,263

	Principal	Value
Health Services: 0.9%
Owens & Minor, Inc., 4.375%, 12/15/24	$390,000	$409,500

Hotels: 2.7%
Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/24	210,000	217,980
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25 (a)	255,000	268,069
Travel + Leisure Co., 4.250%, 3/1/22	280,000	280,700
Travel + Leisure Co., 6.600%, 10/1/25	175,000	196,437
Travel + Leisure Co., 5.650%, 4/1/24	195,000	210,085
		1,173,271
Investments & Miscellaneous Financial Services: 2.4%
Icahn Enterprises LP, 6.750%, 2/1/24	92,000	93,725
Icahn Enterprises LP, 6.250%, 5/15/26	268,000	282,405
Icahn Enterprises LP, 4.750%, 9/15/24	430,000	445,840
Oppenheimer Holdings, Inc., 5.500%, 10/1/25	220,000	231,550
		1,053,520
Machinery: 0.2%
Hillenbrand, Inc., 5.750%, 6/15/25	100,000	105,750

Managed Care: 0.4%
Molina Healthcare, Inc., 5.375%, 11/15/22	170,000	176,248

Media Content: 1.5%
AMC Networks, Inc., 5.000%, 4/1/24	173,000	175,162
Netflix, Inc., 5.875%, 2/15/25	264,000	302,940
Sirius XM Radio, Inc., 3.125%, 9/1/26 (a)	200,000	203,790
		681,892
Metals/Mining Excluding Steel: 1.6%
Allegheny Technologies, Inc., 7.875%, 8/15/23	590,000	635,725
Novelis Corp., 3.250%, 11/15/26 (a)	70,000	71,764
		707,489
Monoline Insurance: 2.5%
MGIC Investment Corp., 5.750%, 8/15/23	200,000	215,500
NMI Holdings, Inc., 7.375%, 6/1/25 (a)	375,000	424,219

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
Radian Group, Inc., 4.500%, 10/1/24	$440,000	$475,750
		1,115,469
Multi-Line Insurance: 0.5%
Enact Holdings, Inc., 6.500%, 8/15/25 (a)	210,000	226,800

Packaging: 3.0%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	525,000	648,375
FXI Holdings, Inc., 7.875%, 11/1/24 (a)	185,000	190,071
OI European Group BV, 4.000%, 3/15/23 (a)	210,000	217,308
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 (a)	165,000	175,312
Pactiv LLC, 7.950%, 12/15/25	90,000	102,150
		1,333,216
Personal & Household Products: 1.9%
Avon Products, Inc., 6.500%, 3/15/23	280,000	298,200
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25 (a)	160,000	170,310
Mattel, Inc., 3.150%, 3/15/23	102,000	104,040
Newell Brands, Inc., 3.850%, 4/1/23	108,000	113,921
Turning Point Brands, Inc., 5.625%, 2/15/26 (a)	124,000	130,262
		816,733
Pharmaceuticals: 1.7%
Bausch Health Cos, Inc., 9.000%, 12/15/25 (a)	210,000	223,387
Elanco Animal Health, Inc., 5.272%, 8/28/23	100,000	107,125
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/23	230,000	226,849
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/24	200,000	209,458
		766,819
Printing & Publishing: 0.5%
Meredith Corp., 6.500%, 7/1/25 (a)	205,000	220,888

Real Estate Development & Management: 1.3%
Newmark Group, Inc., 6.125%, 11/15/23	310,000	336,350
Realogy Group LLC, 7.625%, 6/15/25 (a)	210,000	226,107
		562,457

	Principal	Value
Real Estate Investment Trusts (REITs): 5.7%
EPR Properties, 5.250%, 7/15/23	$355,000	$374,488
HAT Holdings I LLC, 6.000%, 4/15/25 (a)	210,000	221,287
HAT Holdings I LLC, 3.375%, 6/15/26 (a)	140,000	142,667
iStar, Inc., 4.750%, 10/1/24	220,000	233,486
Park Intermediate Holdings LLC, 7.500%, 6/1/25 (a)	192,000	205,440
RLJ Lodging Trust LP, 3.750%, 7/1/26 (a)	160,000	161,400
Service Properties Trust, 5.000%, 8/15/22	175,000	176,750
Service Properties Trust, 4.500%, 6/15/23	465,000	475,462
Service Properties Trust, 7.500%, 9/15/25	155,000	175,045
Starwood Property Trust, Inc., 5.500%, 11/1/23 (a)	310,000	325,113
		2,491,138
Recreation & Travel: 6.6%
Carnival Corp., 11.500%, 4/1/23 (a)	1,395,000	1,566,271
NCL Corp., 12.250%, 5/15/24 (a)	330,000	389,400
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	120,000	122,850
Royal Caribbean Cruises Ltd., 10.875%, 6/1/23 (a)	600,000	675,250
Viking Cruises Ltd., 13.000%, 5/15/25(a)	105,000	121,538
		2,875,309
Restaurants: 1.0%
Brinker International, Inc., 3.875%, 5/15/23	220,000	226,710
Yum! Brands, Inc., 7.750%, 4/1/25 (a)	200,000	215,478
		442,188
Specialty Retail: 6.1%
Abercrombie & Fitch Management Co., 8.750%, 7/15/25 (a)	175,000	192,500
Bath & Body Works, Inc., 9.375%, 7/1/25 (a)	335,000	433,406
Caleres, Inc., 6.250%, 8/15/23	101,000	101,253
Foot Locker, Inc., 8.500%, 1/15/22	645,000	661,125
Hanesbrands, Inc., 4.625%, 5/15/24 (a)	215,000	228,169
Michael Kors USA, Inc., 4.500%, 11/1/24 (a)	200,000	211,934
QVC, Inc., 4.850%, 4/1/24	115,000	125,034

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Principal	Value
QVC, Inc., 4.450%, 2/15/25	$130,000	$139,090
The Gap, Inc., 8.375%, 5/15/23 (a)	510,000	571,583
		2,664,094
Steel Producers/Products: 0.5%
Commercial Metals Co., 4.875%, 5/15/23	201,000	211,804

Support - Services: 1.5%
Prime Security Services Borrower LLC, 5.250%, 4/15/24 (a)	417,000	444,105
Sabre GLBL, Inc., 9.250%, 4/15/25 (a)	170,000	195,925
		640,030
Tech Hardware & Equipment: 0.3%
Xerox Corp., 3.800%, 5/15/24	40,000	42,032
Xerox Corp., 4.375%, 3/15/23	100,000	104,720
		146,752
Telecom - Satellite: 0.8%
Hughes Satellite Systems Corp., 6.625%, 8/1/26	290,000	329,513

Telecom - Wireless: 4.9%
Sprint Communications, Inc., 11.500%, 11/15/21	100,000	102,060
Sprint Corp., 7.250%, 9/15/21	280,000	280,616
Sprint Corp., 7.875%, 9/15/23	575,000	651,446
Sprint Corp., 7.125%, 6/15/24	708,000	814,200
Sprint Corp., 7.625%, 2/15/25	240,000	284,100
		2,132,422
Telecom - Wireline Integrated & Services: 2.6%
CenturyLink, Inc., 7.500%, 4/1/24	200,000	222,500
Cogent Communications Group, Inc., 3.500%, 5/1/26 (a)	175,000	179,060
Qwest Corp., 7.250%, 9/15/25	630,000	745,920
		1,147,480
Transport Infrastructure/Services: 1.5%
Teekay Corp., 9.250%, 11/15/22 (a)	320,000	328,960
XPO Logistics, Inc., 6.250%, 5/1/25 (a)	325,000	343,281
		672,241
Total Corporate Bonds (cost $38,140,866)		38,901,340

	Principal	Value
Bank Loans: 1.3% (b)(c)
Cable & Satellite TV: 0.7%
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	$320,285	$319,600

Packaging: 0.6%
Reynolds Group Holdings, Inc., 2.835%, 2/5/23
(1 Month US LIBOR + 2.750%)	153,447	152,463
(1 Month US LIBOR + 2.750%)	56,636	56,273
(1 Month US LIBOR + 2.750%)	34,576	34,354
		243,090
Total Bank Loans (cost $562,897)		562,690

U.S. Government Note: 0.4%
United States Treasury Note, 1.375%, 1/31/22	200,000	201,086
Total U.S. Government Note (cost $201,088)		201,086

	Shares
Mutual Fund: 4.0%
Bank Loan Related: 4.0%
Penn Capital Floating Rate Income Fund - Institutional Class (d)	176,071	1,704,366
Total Mutual Fund (cost $1,732,173)

Short-Term Investment: 2.8%
U.S. Bank Money Market Deposit Account, 0.00% (e)	1,241,261	1,241,261
Total Short-Term Investment (cost $1,241,261)		1,241,261

Total Investments - 97.7% (cost $42,104,043)		42,838,693
Other Assets and Liabilities 2.3%		1,032,289
Net Assets: 100.0%		$43,870,982

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2021, the value of these investments was $14,016,685, or 31.9% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company. See Note 7.

(e)

The Money Market Deposit Account (“MMDA”) is a short-term
investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of August 31, 2021.

Country Exposure (as a percentage of total investments)
United States	88.0%
Panama	3.7%
Liberia	1.9%
Canada	1.8%
Netherlands	1.5%
Bermuda	1.2%
Marshall Islands	0.8%
Cayman Islands	0.7%
United Kingdom	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Shares	Value
Common Stocks: 95.8%
Aerospace & Defense: 1.1%
Spirit AeroSystems Holdings, Inc. - Class A	4,615	$181,093

Airlines: 0.8%
Allegiant Travel Co. (a)	681	131,052

Auto Components: 2.6%
American Axle & Manufacturing Holdings, Inc. (a)	28,932	256,627
Dana, Inc.	7,590	176,543
		433,170
Banks: 8.6%
Ameris Bancorp	5,195	255,802
BankUnited, Inc.	7,288	306,315
FB Financial Corp.	5,061	208,462
First BanCorp	17,175	218,638
South State Corp.	2,746	188,321
Texas Capital Bancshares, Inc. (a)	3,943	268,084
		1,445,622
Biotechnology: 1.3%
Halozyme Therapeutics, Inc. (a)	5,248	220,363

Capital Markets: 1.7%
Focus Financial Partners, Inc. - Class A (a)	3,295	170,945
Open Lending Corp. - Class A (a)	2,959	109,394
		280,339
Chemicals: 2.0%
Livent Corp. (a)	7,380	183,541
Tronox Holdings PLC - Class A	7,126	150,572
		334,113
Commercial Services & Supplies: 3.8%
Harsco Corp. (a)	11,823	215,652
Steelcase, Inc. - Class A	18,981	267,442
Viad Corp. (a)	3,864	166,886
		649,980
Containers & Packaging: 1.2%
O-I Glass, Inc. (a)	12,998	196,660

Electrical Equipment: 1.3%
nVent Electric PLC	6,207	213,272

	Shares	Value
Energy Equipment & Services: 3.5%
ChampionX Corp. (a)	10,218	$238,386
TechnipFMC PLC (a)	28,342	187,907
Weatherford International PLC (a)	10,906	171,879
		598,172
Food & Staples Retailing: 2.5%
BJ’s Wholesale Club Holdings, Inc. (a)	3,050	172,813
Performance Food Group Co. (a)	4,957	248,940
		421,753
Gaming: 0.2%
DoubleDown Interactive Co. Ltd. - ADS (a)	2,377	42,192

Health Care Equipment & Supplies: 5.1%
Alphatec Holdings, Inc. (a)	22,831	330,593
CONMED Corp.	1,524	200,162
CryoLife, Inc. (a)	6,825	179,088
SI-BONE, Inc. (a)	6,519	159,129
		868,972
Health Care Providers & Services: 7.0%
Acadia Healthcare Co., Inc. (a)	2,845	188,112
Community Health Systems, Inc. (a)	23,671	291,390
ModivCare, Inc. (a)	1,385	273,205
Option Care Health, Inc. (a)	9,508	254,339
R1 RCM, Inc. (a)	9,270	182,804
		1,189,850
Hotels, Restaurants & Leisure: 10.1%
Bally’s Corp. (a)	6,441	323,596
Boyd Gaming Corp. (a)	2,977	182,699
Golden Entertainment, Inc. (a)	7,511	358,425
Papa John’s International, Inc.	1,274	162,473
Planet Fitness, Inc. - Class A (a)	2,724	221,461
Scientific Games Corp. (a)	2,980	215,603
SeaWorld Entertainment, Inc. (a)	4,992	245,556
		1,709,813
Household Durables: 1.0%
Installed Building Products, Inc.	1,424	176,832

Interactive Media & Services: 0.9%
TripAdvisor, Inc. (a)	4,556	159,460

Internet & Direct Marketing Retail: 0.8%
Overstock.com, Inc. (a)	1,837	132,540

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

	Shares	Value
IT Services: 2.6%
Alliance Data Systems Corp.	2,327	$228,302
Sabre Corp. (a)	18,437	207,048
		435,350
Life Sciences Tools & Services: 1.7%
Syneos Health, Inc. (a)	3,022	280,381

Machinery: 3.7%
Chart Industries, Inc. (a)	1,502	282,947
Gates Industrial Corp. PLC (a)	9,200	150,696
Hillman Solutions Corp. (a)	15,253	187,307
		620,950
Marine: 1.1%
Kirby Corp. (a)	3,539	189,655

Media: 6.0%
EW Scripps Co. - Class A	12,488	231,528
Gray Television, Inc.	11,991	272,675
Nexstar Media Group, Inc. - Class A	1,783	267,004
WideOpenWest, Inc. (a)	11,215	237,982
		1,009,189
Metals & Mining: 2.0%
Carpenter Technology Corp.	4,860	162,081
Century Aluminum Co. (a)	13,692	175,531
		337,612
Oil, Gas & Consumable Fuels: 3.9%
Denbury, Inc. (a)	2,817	198,120
Northern Oil and Gas, Inc.	7,475	124,085
PDC Energy, Inc.	8,272	345,356
		667,561
Professional Services: 1.0%
Upwork, Inc. (a)	3,859	172,536

Real Estate Management & Development: 1.4%
Newmark Group, Inc. - Class A	16,926	230,532

Semiconductors & Semiconductor Equipment: 7.3%
Kulicke & Soffa Industries, Inc.	4,875	342,176
Rambus, Inc. (a)	7,268	172,978
Semtech Corp. (a)	2,790	195,077
Silicon Motion Technology Corp. - ADR	3,797	283,484
SkyWater Technology, Inc. (a)	6,934	231,457
		1,225,172

	Shares	Value
Software: 1.3%
Rapid7, Inc. (a)	1,856	$225,541

Specialty Retail: 2.9%
Caleres, Inc.	12,967	318,859
National Vision Holdings, Inc. (a)	2,879	172,682
		491,541
Technology Hardware, Storage & Peripherals: 1.5%
Pure Storage, Inc. - Class A (a)	9,914	256,079

Textiles, Apparel & Luxury Goods: 1.2%
Canada Goose Holdings, Inc. (a)	5,443	208,848

Trading Companies & Distributors: 1.5%
H&E Equipment Services, Inc.	7,481	254,728

Wireless Telecommunication Services: 1.2%
Gogo, Inc. (a)	14,482	194,783
Total Common Stocks (cost $11,802,388)		16,185,706

Contingent Value Right: 0.0%
Media - 0.0%
Media General, Inc. (a)	1,867	19
Total Contingent Value Right (cost $0)		19

Real Estate Investment Trusts (REITs): 2.7%
Essential Properties Realty Trust, Inc.	6,323	204,928
Ryman Hospitality Properties, Inc. (a)	2,998	249,044
Total REITs (cost $297,303)		453,972

Short-Term Investment: 1.5%
U.S. Bank Money Market Deposit Account, 0.00% (b)	250,591	250,591
Total Short-Term Investment (cost $250,591)		250,591

Total Investments - 100.0% (cost $12,350,282)		16,890,288
Other Assets and Liabilities 0.0%		3,506
Net Assets: 100.0%		$16,893,794

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

ADS - American Depositary Shares

(a)	No distribution or dividend was made during the period ended August 31, 2021. As such, it is classified as a non-income producing security as of August 31, 2021.

(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of August 31, 2021.

Country Exposure (as a percentage of total investments)
United States	90.6%
United Kingdom	2.9%
Ireland	2.3%
Cayman Islands	1.7%
Puerto Rico	1.3%
Canada	1.2%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Assets And Liabilities

AUGUST 31, 2021

Assets	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value(1)
Unaffiliated issuers	$31,337,930	$18,893,829	$18,840,708	$41,134,327	$16,890,288
Affiliated mutual fund (see Note 7)	—	—	—	1,704,366	—
Receivables:
Advisor reimbursement due	20,312	6,172	50,243	22,453	28,078
Dividends and interest	108,323	7,239	279,526	722,417	6,364
Investments sold	670,160	—	89,475	—	270,546
Fund shares sold	—	—	—	427,436	30,000
Other assets	7,597	7,741	7,239	14,738	6,810
Total assets	32,144,322	18,914,981	19,267,191	44,025,737	17,232,086

Liabilities
Payables:
Investments purchased	814,833	—	213,724	—	280,506
Fund shares redeemed	30,394	—	9,004	60,802	—
Distribution payable	34,146	—	18,019	11,459	—
Accrued expenses:
Professional fees	29,371	25,371	28,371	28,371	25,371
Administration fees	19,077	7,118	18,677	12,624	5,416
Custody fees	600	1,700	1,400	1,200	1,800
Transfer agent fees and expenses	3,555	3,184	3,120	3,814	2,868
Other accrued expenses	19,560	17,914	16,111	36,485	22,331
Total liabilities	951,536	55,287	308,426	154,755	338,292
Net assets	$31,192,786	$18,859,694	$18,958,765	$43,870,982	$16,893,794

Composition of Net Assets
Paid-in capital	$34,098,003	$11,370,752	$18,940,647	$44,979,925	$9,454,506
Total distributable earnings/accumulated loss	(2,905,217)	7,488,942	18,118	(1,108,943)	7,439,288
Net assets	$31,192,786	$18,859,694	$18,958,765	$43,870,982	$16,893,794

Institutional Class
Net assets applicable to outstanding shares	$31,192,786	$18,859,694	$18,958,765	$43,870,982	$16,893,794
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,223,084	1,123,311	1,903,117	4,508,593	861,208
Net asset value per share outstanding	$9.68	$16.79	$9.96	$9.73	$19.62

(1)	Investment in securities at cost
Unaffiliated issuers	$31,206,279	$12,967,831	$18,222,654	$40,371,870	$12,350,282
Affiliated mutual fund (see Note 7)	—	—	—	1,732,173	—

The Accompanying Footnotes are an Integral Part of these Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PENN Capital Funds Trust

Statements of Operations

	Penn Capital Floating Rate Income Fund		Penn Capital Mid Cap Core Fund		Penn Capital Opportunistic High Income Fund
Investment Income (Loss)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021
Income
Dividends*
Unaffiliated dividends	$—	$—	$25,106	$239,001	$—	$—
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	—	—	—	15,559
Interest	197,408	1,340,979	—	31	176,876	1,172,335
Total income	197,408	1,340,979	25,106	239,032	176,876	1,187,894

Expenses
Investment advisory fees	28,797	182,183	28,947	157,566	22,573	130,344
Professional fees	11,607	38,210	7,860	38,210	10,691	38,210
Administration and accounting	9,950	138,850	3,525	67,240	11,839	111,118
Registration	4,322	31,487	4,211	23,274	4,283	29,224
Shareholder communication	2,911	21,210	2,611	17,813	1,939	19,120
Shareholder servicing fees	1,571	20,605	—	7,207	—	8,452
Transfer agent expense	1,467	22,448	1,710	18,817	1,452	19,050
Custodian	293	12,223	1,658	7,367	1,071	10,427
Compliance fees	—	14,000	—	13,970	—	14,000
Miscellaneous	—	—	4,098	21,735	—	386
Trustees	—	7,880	108	4,148	67	4,424
Insurance	—	13,962	—	6,842	—	7,432
Interest expense (see Note 9)	—	—	78	78	—	—
Total expenses	60,918	503,058	54,806	384,267	53,915	392,187
Expense waiver and reimbursement from Advisor	(27,409)	(291,063)	(20,635)	(198,611)	(30,361)	(256,142)
Net expenses	33,509	211,995	34,171	185,656	23,554	136,045
Net investment income (loss)	163,899	1,128,984	(9,065)	53,376	153,322	1,051,849

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	(17,851)	230,733	485,294	2,734,210	137,452	1,263,917
Affiliated Mutual Fund (See Note 7)	—	—	—	—	—	(110,654)
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	(69,256)	1,247,840	(468,266)	3,642,695	(206,077)	886,939
Affiliated Mutual Fund (See Note 7)	—	—	—	—	—	169,544
Net realized and unrealized gain (loss) on investments	(87,107)	1,478,573	17,028	6,376,905	(68,625)	2,209,746
Net increase (decrease) in net assets resulting from operations	$76,792	$2,607,557	$7,963	$6,430,281	$84,697	$3,261,595

* Net of foreign taxes withheld	$—	$—	$—	$252	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Operations

Penn Capital Short Duration High Income Fund		Penn Capital Special Situations Small Cap Equity Fund
Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021

$—	$—	$17,276	$127,093
8,279	31,240	—	—
239,164	1,843,677	—	17
247,443	1,874,917	17,276	127,110

30,243	195,499	26,200	112,885
10,390	38,210	9,348	38,553
8,288	94,866	1,332	67,715
5,976	26,133	4,194	25,103
13,157	19,750	2,188	17,197
—	55,560	—	16,850
1,387	25,203	1,493	17,412
364	7,616	1,768	11,069
—	14,000	—	13,969
—	—	538	24,634
—	11,153	81	2,864
—	17,840	—	4,251
—	—	—	3
69,805	505,830	47,142	352,505
(31,724)	(271,231)	(17,080)	(222,981)
38,081	234,599	30,062	129,524
209,362	1,640,318	(12,786)	(2,414)

93,746	821,751	338,177	3,817,804
—	(13,916)	—	—

(122,208)	1,032,875	(463,507)	4,502,499
(4,492)	55,193	—	—
(32,954)	1,895,903	(125,330)	8,320,303
$176,408	$3,536,221	$(138,116)	$8,317,889

$—	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes In Net Assets

	Penn Capital Floating Rate Income Fund			Penn Capital Mid Cap Core Fund
Increase (Decrease) in Net Assets	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020
Operations
Net investment income (loss)	$163,899	$1,128,984	$1,823,878	$(9,065)	$53,376	$(6,037)
Net realized gain (loss) on investments:	(17,851)	230,733	(2,928,732)	485,294	2,734,210	(1,519,717)
Net change in unrealized appreciation (depreciation)	(69,256)	1,247,840	(922,311)	(468,266)	3,642,695	466,063
Net increase (decrease) in net assets resulting from operations	76,792	2,607,557	(2,027,165)	7,963	6,430,281	(1,059,691)

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(162,263)	(1,132,139)	(1,836,175)	—	(1,241)	(768,746)
Total dividends and distributions to shareholders	(162,263)	(1,132,139)	(1,836,175)	—	(1,241)	(768,746)

Capital share transactions
Net proceeds from sale of shares	991,623	1,047,183	18,491,650	28,349	761,046	3,456,834
Dividends and distributions reinvested	92,597	782,402	1,226,820	—	1,238	763,333
Cost of shares redeemed**	(491,776)	(8,169,914)	(17,788,929)	(1,148,821)	(3,185,190)	(788,975)
Net increase (decrease) in net assets resulting from capital share transactions	592,444	(6,340,329)	1,929,541	(1,120,472)	(2,422,906)	3,431,192

Net increase (decrease) in net assets	506,973	(4,864,911)	(1,933,799)	(1,112,509)	4,006,134	1,602,755

Net Assets
Beginning of period	30,685,813	35,550,724	37,484,523	19,972,203	15,966,069	14,363,314

End of period	$31,192,786	$30,685,813	$35,550,724	$18,859,694	$19,972,203	$15,966,069

** Net redemption fees of:	$—	$—	$670	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes in Net Assets

Penn Capital Opportunisitic High Income Fund			Penn Capital Short Duration High Income Fund
Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020

$153,322	$1,051,849	$1,006,970	$209,362	$1,640,318	$1,644,978
137,452	1,153,263	(1,852,292)	93,746	807,835	(2,697,916)
(206,077)	1,056,483	(256,451)	(126,700)	1,088,068	(410,224)
84,697	3,261,595	(1,101,773)	176,408	3,536,221	(1,463,162)

(156,147)	(1,055,682)	(1,019,814)	(213,906)	(1,641,797)	(1,650,678)
(156,147)	(1,055,682)	(1,019,814)	(213,906)	(1,641,797)	(1,650,678)

2,753	1,355,922	4,414,934	4,619,400	3,314,698	16,771,927
120,747	1,034,753	1,017,853	190,157	1,493,984	1,505,063
(1,192,655)	(2,316,469)	(727,739)	(1,081,292)	(10,984,422)	(5,625,205)
(1,069,155)	74,206	4,705,048	3,728,265	(6,175,740)	12,651,785

(1,140,605)	2,280,119	2,583,461	3,690,767	(4,281,316)	9,537,945

20,099,370	17,819,251	15,235,790	40,180,215	44,461,531	34,923,586

$18,958,765	$20,099,370	$17,819,251	$43,870,982	$40,180,215	$44,461,531

$—	$—	$929	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes In Net Assets

	Penn Capital Special Situations Small Cap Equity Fund
Increase (Decrease) in Net Assets	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020
Operations
Net investment income (loss)	$(12,786)	$(2,414)	$(36,860)
Net realized gain (loss) on investments:	338,177	3,817,804	(799,718)
Net change in unrealized appreciation (depreciation)	(463,507)	4,502,499	(471,563)
Net increase (decrease) in net assets resulting from operations	(138,116)	8,317,889	(1,308,141)

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	—	—	—
Total dividends and distributions to shareholders	—	—	—

Capital share transactions
Net proceeds from sale of shares	312,961	2,775,232	729,876
Dividends and distributions reinvested	—	—	—
Cost of shares redeemed**	(203,662)	(1,415,714)	(2,374,092)
Net increase (decrease) in net assets resulting from capital share transactions	109,299	1,359,518	(1,644,216)

Net increase (decrease) in net assets	(28,817)	9,677,407	(2,952,357)

Net Assets
Beginning of period	16,922,611	7,245,204	10,197,561

End of period	$16,893,794	$16,922,611	$7,245,204

** Net redemption fees of:	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income		Distributions from capital gains	Total distributions
Penn Capital Floating Rate Income Fund
Institutional Class
7/1/21 to 8/31/21(e)	$9.70	0.05	(0.02)	0.03		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.30	0.33	0.40	0.73		(0.33)		—	(0.33)
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	0.25	(g)	(0.42)		—	(0.42)
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(g)	(0.51)		—	(0.51)
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)		(0.06)	(0.49)
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)		(0.05)	(0.45)
Penn Capital Mid Cap Core Fund
Institutional Class
7/1/21 to 8/31/21(e)	$16.76	(0.01)	0.04	0.03		—		—	—
7/1/20 to 6/30/21	$11.49	0.03	5.24	5.27		(0.00	)(i)	—	(0.00	)(i)
7/1/19 to 6/30/20	$12.68	— (i)	(0.60)	(0.60)		—		(0.59)	(0.59)
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36	(g)	—		(1.23)	(1.23)
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—		(0.21)	(0.21)
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08		—		—	—
Penn Capital Opportunisitic High Income Fund
Institutional Class
7/1/21 to 8/31/21(e)	$10.00	0.08	(0.04)	0.04		(0.08)		—	(0.08)
7/1/20 to 6/30/21	$8.88	0.54	1.12	1.66		(0.54)		—	(0.54)
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57	)(g)	(0.54)		—	(0.54)
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(g)	(0.61)		(0.03)	(0.64)
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(g)	(0.63)		(0.22)	(0.85)
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)		—	(0.72)
Penn Capital Short Duration High Income Fund
Institutional Class
7/1/21 to 8/31/21(e)	$9.74	0.05	(0.01)	0.04		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.33	0.36	0.41	0.77		(0.36)		—	(0.36)
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)		(0.38)		—	(0.38)
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(g)	(0.37)		—	(0.37)
7/17/17(f) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)		—	(0.25)

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Commencement of operations.
(g)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(h)	Expense waiver of 0.64% was implemented on August 1, 2017.
(i)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)		Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)		Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$9.68	0.32%	$31,193	0.64%		1.16%	3.13%		2.61%	3%
$9.70	7.95%	$30,685	0.64%		1.52%	3.41%		2.53%	46%
$9.30	(2.57)%	$35,551	0.64%		1.37%	4.33%		3.60%	93%
$9.97	4.04%	$37,485	0.64%		1.43%	4.89%		4.10%	57%
$10.09	3.71%	$31,729	0.65	%(h)	1.64%	4.31	%(h)	3.32%	65%
$10.21	5.66%	$25,031	0.74%		1.95%	3.90%		2.69%	108%

$16.79	0.18%	$18,860	1.06%		1.70%	(0.28)%		(0.92)%	3%
$16.76	45.88%	$19,972	1.06%		2.19%	0.30%		(0.83)%	59%
$11.49	(5.23)%	$15,966	1.06%		2.14%	(0.04)%		(1.12)%	57%
$12.68	3.64%	$14,363	1.06%		2.20%	(0.11)%		(1.25)%	40%
$13.55	17.41%	$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%
$11.73	21.55%	$11,027	1.06%		2.63%	(0.29)%		(1.86)%	91%

$9.96	0.43%	$18,959	0.72%		1.65%	4.69%		3.76%	18%
$10.00	19.08%	$20,099	0.72%		2.08%	5.27%		4.21%	156%
$8.88	(5.86)%	$17,819	0.72%		2.08%	5.66%		4.30%	149%
$9.99	5.83%	$15,236	0.72%		2.26%	5.90%		4.36%	85%
$10.06	3.81%	$13,814	0.72%		2.80%	5.89%		3.81%	66%
$10.52	13.36%	$8,772	0.72%		3.25%	7.01%		4.48%	79%

$9.73	0.41%	$43,871	0.54%		0.99%	2.97%		2.52%	11%
$9.74	11.96%	$40,180	0.54%		1.16%	3.77%		3.15%	104%
$9.33	(2.33)%	$44,462	0.54%		1.15%	3.87%		3.26%	113%
$9.93	4.65%	$34,924	0.54%		1.44%	3.75%		2.85%	48%
$9.85	1.03%	$12,436	0.54%		2.70%	3.08%		0.92%	39%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/21 to 8/31/21(e)	$19.79	(0.01)	(0.16)	(0.17)		—	—	—
7/1/20 to 6/30/21	$9.33	(0.01)	10.47	10.46		—	—	—
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)		—	—	—
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03	)(f)	—	(0.89)	(0.89)
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(f)	—	(0.81)	(0.81)

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.
(h)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$19.62	(0.86)%	$16,894	1.09%	1.71%	(0.46)%	(1.08)%	11%
$19.79	112.11%	$16,923	1.09%	2.97%	(0.02)%	(1.90)%	132%
$9.33	(12.56)%	$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
$10.67	(7.91)%	$10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
$12.59	20.31%	$21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%
$11.71	21.52%	$21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Notes to the Financial Statements

AUGUST 31, 2021

1. Organization

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Floating Rate Income Fund (formerly, the Penn Capital Defensive Floating Rate Income Fund), the Penn Capital Mid Cap Core Fund (formerly, the Penn Capital Managed Alpha SMID Cap Equity Fund), the Penn Capital Opportunistic High Income Fund (formerly, the Penn Capital Multi-Credit High Income Fund), the Penn Capital Short Duration High Income Fund (formerly, the Penn Capital Defensive Short Duration High Income Fund), and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series, the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund, are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

The Penn Capital Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Floating Rate Income Fund commenced operations on November 30, 2015.

The Penn Capital Opportunistic High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Opportunistic High Income Fund commenced operations on November 30, 2015.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Mid Cap Core Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers two classes of shares for the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund and the Penn Capital Special Situations Small Cap Equity Fund: Institutional and Investor Class. The Trust offers Institutional Class shares for the Penn Capital Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of August 31, 2021. Neither class has a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of August 31, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of August 31, 2021, in valuing each Fund’s investments:

Description
Penn Capital Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Bank Loans	$—	$27,169,190	$—	$27,169,190
Corporate Bonds	—	1,811,195	—	1,811,195
Short-Term Investment	2,357,545	—	—	2,357,545
Total Investments in Securities	$2,357,545	$28,980,385	$—	$31,337,930

Penn Capital Mid Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$17,838,202	$—	$—	$17,838,202
Real Estate Investment Trusts (REITs)	778,197	—	—	778,197
Short-Term Investment	277,430	—	—	277,430
Total Investments in Securities	$18,893,829	$—	$—	$18,893,829

Penn Capital Opportunistic High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Asset Backed Security	$—	$51,959	$—	$51,959
Bank Loans	—	521,283	—	521,283
Convertible Bonds	—	470,595	—	470,595
Corporate Bonds	—	17,221,445	—	17,221,445
Preferred Stock	115,638	—	—	115,638
Short-Term Investment	459,788	—	—	459,788
Total Investments in Securities	$575,426	$18,265,282	$—	$18,840,708

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bond	$—	$227,950	$—	$227,950
Corporate Bonds	—	38,901,340	—	38,901,340
Bank Loans	—	562,690	—	562,690
Mutual Fund	1,704,366	—	—	1,704,366
U.S. Government Note	—	201,086	—	201,086
Short-Term Investment	1,241,261	—	—	1,241,261
Total Investments in Securities	$2,945,627	$39,893,066	$—	$42,838,693

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$16,185,706	$—	$—	$16,185,706
Contingent Value Right	—	—	19	19
Real Estate Investment Trusts (REITs)	453,972	—	—	453,972
Short-Term Investment	250,591	—	—	250,591
Total Investments in Securities	$16,890,269	$—	$19	$16,890,288

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of June 30, 2021	$—
Accrued discounts/premiums	—
Realized losses	—
Change in net unrealized appreciation/depreciation	—
Net sales	—
Transfers into and/or out of Level 3	19
Balance as of August 31, 2021	$19
Change in unrealized appreciation/depreciation during the period for Level 3 investments held at August 31, 2021	$—

It is the Funds’ policy to recognize transfers into and out of Levels at the end of the reporting period. The Level 3 investments, as of August 31, 2021, represented 0.0% of the Penn Capital Special Situations Small Cap Equity Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

The following provides information regarding the valuation technique, unobservable input used, and other information related to the fair value of the Level 3 investment as of August 31, 2021:

Security Type	Fair Value as of August 31, 2021	Valuation Technique	Unobservable Input (a)	Range/Weighted Average
Contingent Value Right	$19	Broker Quote	Value of Final Exercise Price	$0.01-$0.01

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Value of Final Exercise Price	Increases	Decreases

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Floating Rate Income Fund, Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Floating Rate Income Fund	0.55%
Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through April 1, 2023. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

	Institutional Class	Investor Class
Penn Capital Floating Rate Income Fund	0.64%	0.89%
Penn Capital Mid Cap Core Fund	1.06%	1.31%
Penn Capital Opportunistic High Income Fund	0.72%	0.97%
Penn Capital Short Duration High Income Fund	0.54%	N/A
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped		Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Floating Rate Income Fund
June 30, 2019(1)	$223,187		$		$223,187	2022
June 30, 2020	308,125			—	308,125	2023
June 30, 2021	291,063			—	291,063	2024
August 31, 2021(2)	27,409			—	27,409	2024
Total	$849,784			$—	$849,784
Penn Capital Mid Cap Core Fund
June 30, 2019(1)	$130,593		$		$130,593	2022
June 30, 2020	169,526			—	169,526	2023
June 30, 2021	198,611			—	198,611	2024
August 31, 2021(2)	20,635			—	20,635	2024
Total	$519,365			$—	$519,365
Penn Capital Opportunistic High Income Fund
June 30, 2019(1)	$178,420	(3)	$		$166,730	2022
June 30, 2020	241,623	(3)		—	221,552	2023
June 30, 2021	256,142	(3)			253,063	2024
August 31, 2021(2)	30,361			—	30,361	2024
Total	$706,546			$—	$671,706
Penn Capital Short Duration High Income Fund
June 30, 2019(1)	$169,086	(3)	$		$169,171	2022
June 30, 2020	258,497	(3)		—	251,625	2023
June 30, 2021	271,231	(3)			265,384	2024
August 31, 2021(2)	33,215	(3)		—	31,724	2024
Total	$732,029			$—	$717,904
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2019(1)	$152,823		$		$152,823	2022
June 30, 2020	175,626			—	175,626	2023
June 30, 2021	222,981				222,981	2024
August 31, 2021(2)	17,080			—	17,080	2024
Total	$568,510			$—	$568,510

(1)	Period from September 1, 2018 through June 30, 2021.
(2)	Fiscal period from July 1, 2021 through August 31, 2021.
(3)	Includes fees waived that are not subject to potential recoupment.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the fiscal period from July 1, 2021 through August 31, 2021 (the “fiscal period ended August 31, 2021”), there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of August 31, 2021.

Agreements with the Administrator, Transfer Agent, and Custodian

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Investor Class and Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. For the fiscal period ended August 31, 2021, there were no service fees incurred by the Investor Class shares because the Investor Class shares had not yet been issued as of August 31, 2021. The amount actually incurred by the Institutional Class shares for fiscal period ended August 31, 2021, on an annualized basis was 0.03% for the Penn Capital Floating Rate Income Fund, 0.00% for the Penn Capital Mid Cap Core Fund, 0.00% for the Penn Capital Opportunistic High Income Fund, 0.00% for the Penn Capital Short Duration High Income Fund and 0.00% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in the Funds’ Prospectus.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

The following information is provided on a tax basis as of August 31, 2021:

	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Cost of investments	$31,212,912	$13,000,582	$18,227,476	$42,107,038	$12,420,474
Gross unrealized appreciation	274,060	6,302,448	695,308	796,823	4,805,622
Gross unrealized depreciation	(149,042)	(409,201)	(82,076)	(65,168)	(335,808)
Net unrealized appreciation (depreciation)	125,018	5,893,247	613,232	731,655	4,469,814
Undistributed ordinary income	36,458	114,662	18,039	13,681	1,940,765
Undistributed long-term capital gains	—	1,481,033	—	—	1,028,709
Total distributable earnings	36,458	1,595,695	18,039	13,681	2,969,474
Other accumulated losses	(3,066,693)	—	(613,153)	(1,854,279)	—
Total accumulated earnings (losses)	$(2,905,217)	$7,488,942	$18,118	$(1,108,943)	$7,439,288

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. For the fiscal period ended August 31, 2021, no adjustments were made.

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Floating Rate Income Fund	unlimited	$1,847,642	$1,184,904
Penn Capital Opportunistic High Income Fund	unlimited	266,174	328,960
Penn Capital Short Duration High Income Fund	unlimited	1,842,820	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively. For the fiscal period ended August 31, 2021, the Funds deferred no late year or Post-October losses.

The character of distributions for tax purposes paid during the fiscal period ended August 31, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$162,263	$—
Penn Capital Opportunistic High Income Fund	156,147	—
Penn Capital Short Duration High Income Fund	213,906	—

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,132,139	$—
Penn Capital Mid Cap Core Fund	1,241	—
Penn Capital Opportunistic High Income Fund	1,055,682	—
Penn Capital Short Duration High Income Fund	1,641,797	—

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2020, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,836,175	$—
Penn Capital Mid Cap Core Fund	—	768,746
Penn Capital Opportunistic High Income Fund	1,019,814	—
Penn Capital Short Duration High Income Fund	1,650,678	—

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal period ended August 31, 2021, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Floating Rate Income Fund	$816,910	$1,682,225	$—	$—
Penn Capital Mid Cap Core Fund	516,862	1,639,587	—	—
Penn Capital Opportunistic High Income Fund	3,465,233	4,709,554	—	—
Penn Capital Short Duration High Income Fund	6,465,775	3,836,116	—	201,344
Penn Capital Special Situations Small Cap Equity Fund	1,791,312	1,752,308	—	—

6. Capital Share Transactions

	Penn Capital Floating Rate Income Fund July 1, 2021 – August 31, 2021	Penn Capital Floating Rate Income Fund July 1, 2020 – June 30, 2021	Penn Capital Floating Rate Income Fund July 1, 2019 – June 30, 2020	Penn Capital Mid Cap Core Fund July 1, 2021 – August 31, 2021	Penn Capital Mid Cap Core Fund July 1, 2020 – June 30, 2021
Institutional Class Shares
Shares sold	102,303	108,300	1,866,942	1,742	49,672
Shares issued in reinvestment of dividends	9,571	81,454	126,658	—	87
Shares redeemed	(50,674)	(849,017)	(1,931,686)	(70,041)	(248,186)
Net increase (decrease)	61,200	(659,263)	61,914	(68,299)	(198,427)

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

	Penn Capital Mid Cap Core Fund July 1, 2019 – June 30, 2020	Penn Capital Opportunistic High Income Fund July 1, 2021 – August 31, 2021	Penn Capital Opportunistic High Income Fund July 1, 2020 – June 30, 2021	Penn Capital Opportunistic High Income Fund July 1, 2019 – June 30, 2020	Penn Capital Short Duration High Income Fund July 1, 2021 – August 31, 2021
Institutional Class Shares
Shares sold	267,062	276	139,413	449,789	475,527
Shares issued in reinvestment of dividends	58,899	12,129	107,641	107,761	19,543
Shares redeemed	(68,771)	(120,099)	(243,186)	(76,311)	(111,101)
Net increase (decrease)	257,190	(107,694)	3,878	481,239	383,969

	Penn Capital Short Duration High Income Fund July 1, 2020 – June 30, 2021	Penn Capital Short Duration High Income Fund July 1, 2019 – June 30, 2020	Penn Capital Special Situations Small Cap Equity Fund July 1, 2021 – August 31, 2021	Penn Capital Special Situations Small Cap Equity Fund July 1, 2020 – June 30, 2021	Penn Capital Special Situations Small Cap Equity Fund July 1, 2019 – June 30, 2020
Institutional Class Shares
Shares sold	343,875	1,693,122	16,594	169,601	68,570
Shares issued in reinvestment of dividends	155,400	155,644	—	—	—
Shares redeemed	(1,137,745)	(601,812)	(10,687)	(90,767)	(247,422)
Net increase (decrease)	(638,470)	1,246,954	5,908	78,834	(178,852)

7. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Advisor had control of 5% or more of the Funds’ outstanding voting securities as defined in Section 2(a)(3) of the 1940 Act, during the fiscal period ended August 31, 2021; such issuers are:

	July 1, 2021		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	108,656	$1,078,360	67,415	$653,813		$—
		$1,078,360		$653,813		$—

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

	August 31, 2021					August 31, 2021
Issuer Name	Share Balance	Dividend Income	Capital Gain Distribution	Unrealized Depreciation Change	Realized Loss	Value	Cost
Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	176,071	$8,279	$—	$(4,492)	$—	$1,704,366	$1,732,173
		$8,279	$—	$(4,492)	$—	$1,704,366	$1,732,173

8. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

9. Line of Credit

PENN Capital Funds Trust has a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of August 31, 2021 was 3.25%. During the fiscal period ended August 31, 2021, the Penn Capital Floating Rate Income Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund did not use the credit line.

During the fiscal period ended August 31, 2021, line of credit activity for the Penn Capital Mid Cap Core Fund was as follows:

Fund	Average Borrowings	Amount Outstanding as of August 31, 2021	Interest Expense	Maximum Borrowing
Penn Capital Mid Cap Core Fund	$14,000	$—	$78	$868,000

10. Recent Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of August 31, 2021. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Mid Cap Core Fund as of August 31, 2021. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

12. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments,

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2021

including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

13. Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly funded. During the contractual period, the Funds are obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities. As of August 31, 2021, the total unfunded amount was 2.6% and 0.5% of the Penn Capital Floating Rate Income Fund’s and Penn Capital Opportunistic High Income Fund’s net assets, respectively.

As of August 31, 2021, the Penn Capital Floating Rate Income Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Centuri Group, Inc.	$200,000	$198,019	$199,166	$1,147
DirecTV Financing LLC	60,000	60,618	59,966	(652)
Gogo Intermediate Holdings LLC	200,000	199,037	199,750	713
Hightower Holding LLC	40,000	39,619	39,990	371
LBM Acquisition LLC	38,889	38,519	38,296	(223)
Proofpoint, Inc.	200,000	199,022	198,722	(300)
Shutterfly LLC	80,000	80,019	79,750	(269)

As of August 31, 2021, the Penn Capital Opportunistic High Income Fund had the following unfunded loan commitment outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation
Gogo Intermediate Holdings LLC	$90,000	$89,577	$89,888	$311

PENN CAPITAL FUNDS TRUST

Additional Information

AUGUST 31, 2021 (UNAUDITED)

Trustee and Officer Compensation

The Trustees of the Funds receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as Treasurer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

Shareholder Notification of Federal Tax Status

For the fiscal period ended August 31, 2021, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund.	0.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended August 31, 2021 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	0.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended August 31, 2021 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	0.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2021 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-PORT

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov.

PENN CAPITAL FUNDS TRUST

Additional Information

AUGUST 31, 2021 (UNAUDITED)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

PENN CAPITAL FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
PENN Capital Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (the “Funds”), each a series of PENN Capital Funds Trust (the “Trust”), including the schedules of investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for the two month period then ended and for the year ended June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and their financial highlights for the two month period then ended and for the year ended August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2020 and the financial highlights for each of the four years in the period ended June 30, 2020, except for Penn Capital Short Duration High Income Fund in which the financial highlights for each of the two years in the period ended June 30, 2020 and the period from July 17, 2017 (commencement of operations) though June 30, 2018 have been audited by other auditors, whose report dated August 28, 2020 expressed unqualified opinions on such statements of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2021

PENN CAPITAL FUNDS TRUST

Trustees and Officers (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. The Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	46
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Trustee	June 2021 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	None.	46
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009 - 2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).	46
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled InvestmentTrust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).	46

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees (continued)
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Trustee	June 2021 to present	Retired.	EIP Investment Trust (registered investment company).	46
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983- 2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).	46
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None.	46
Interested Trustee[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None.	46
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Ste. 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	June 2021 to present

Since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust; Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); President (since 2009) and Chief Compliance Officer (since 2004) of the RBB Fund, Inc.

				N/A	N/A

PENN CAPITAL FUNDS TRUST

Trustees and Officers (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	June 2021 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	June 2021 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	June 2021 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 46 portfolios of the fund complex, consisting of the series in the Trust and the RBB Fund, Inc. (39 portfolios).
1

Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2

Mr. Sablowsky is considered an “interested person” of the Trust as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Advisor.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the past five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

PENN CAPITAL FUNDS TRUST

Privacy Policy

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

● Social Security number

● Account balances and account transactions

● Assets and transaction history

When you are no longer our client, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 215-302-1500 or go to www.penncapital.com

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

What we do
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you ● Open an account or deposit money ● Provide information on client questionnaires
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies ● PENN Capital Funds Group LLC ● PENN Capital Funds Trust ● Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies ● Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you. ● Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

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Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$40,000	$75,000	$120,000
Audit-Related Fees	None	None	None
Tax Fees	$15,000	$15,000	$25,000
All Other Fees	None	None	None

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (2) The percentage of fees billed by KPMG during the fiscal year ended June 30, 2020 and the period ended June 24, 2021, and Tait Weller Baker LLP during the period from June 24, 2021 through the fiscal year ended June 30, 2021 and the fiscal period ended August 31, 2021, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2021	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%	0%
Tax Fees	0%	0%	0%
All Other Fees	0%	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) – (h) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2021	FYE 6/30/2021	FYE 6/30/2020
Registrant	None	None	None
Registrant’s Investment Adviser	None	None	None

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)	/s/ Salvatore Faia
Salvatore Faia, President

Date	11/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Salvatore Faia
Salvatore Faia, President

Date	11/3/2021

By (Signature and Title)	/s/ James G. Shaw
James G. Shaw, Treasurer

Date	11/3/2021